                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  HUMANA INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  HUMANA INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 HUMANA INC.

                              500 WEST MAIN STREET
                           LOUISVILLE, KENTUCKY 40202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1994

TO THE STOCKHOLDERS:

     The 1994 Annual Meeting of Stockholders of Humana Inc. (the "Company") will be held in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky, on Thursday, May 26, 1994, at 10:00 A.M. for the following purposes:

          1. To elect eight directors of the Company to serve for the ensuing year and until their successors are elected and qualified;

          2. To approve amendments to the Company's 1989 Stock Option Plan for Employees as follows: (a) approve an increase in the number of authorized shares of Company Common Stock for which options may be granted, which will also have the effect of approving the conditional stock options previously granted thereunder and (b) approve an amendment thereto limiting the number of stock options which may be granted to any one individual under the plan;

          3. To approve amendments to the Company's 1989 Stock Option Plan for Non-Employee Directors as follows: (a) approve an increase in the number of authorized shares of Company Common Stock for which options may be granted and (b) approve an amendment thereto providing for automatic grants of options to purchase 5,000 shares of Company Common Stock to each non-employee director on January 3, 1994, and on the first business day of each January thereafter;

          4. To approve a new Executive Management Incentive Compensation Plan; and

          5. To transact such other business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on March 28, 1994, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE . A STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS PREVIOUSLY SENT A PROXY CARD.

                                          By Order of the Board of Directors,

                                          WALTER E. NEELY
                                          Vice President, General Counsel
                                          and Secretary
Louisville, Kentucky
March 29, 1994

                                 HUMANA INC.

                              500 WEST MAIN STREET
                           LOUISVILLE, KENTUCKY 40202

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1994

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to stockholders of Humana Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Company Board") from holders of record of the Company's outstanding shares of common stock, par value $.16 2/3 per share (the "Company Common Stock"), as of the close of business on March 28, 1994, (the "Annual Meeting Record Date"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, May 26, 1994, at 10:00 A.M. in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's stockholders on or about April 7, 1994. The principal executive offices of the Company are located at 500 West Main Street, Louisville, Kentucky 40202.

     On March 1, 1993, the Company separated its acute-care hospital and managed care health plan businesses into two independent publicly-held companies (the "Spinoff"). The Spinoff was effected through the distribution to Humana stockholders of record as of the close of business on March 1, 1993, of all of the outstanding shares of common stock of a new hospital company, Galen Health Care, Inc. ("Galen"). Galen was subsequently merged, through an unrelated transaction, with a subsidiary of Columbia Healthcare Corporation (now Columbia/HCA Healthcare Corporation) ("Columbia") and, therefore, became a wholly-owned subsidiary of Columbia. The Company continues to operate the managed care health plan business. In conjunction with the Spinoff, the Company changed its fiscal year end from August 31 to December 31.

PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, holders of shares of Company Common Stock will be asked to consider and to vote upon the following matters:

          (i) The election of eight directors of the Company for 1994; and

          (ii) To approve amendments to the Company's 1989 Stock Option Plan for Employees as follows: (a) approve an increase in the number of authorized shares of Company Common Stock for which options may be granted, which will also have the effect of approving the conditional stock options previously granted thereunder and (b) approve an amendment thereto limiting the number of stock options which may be granted to any one individual under the plan (the "Employee Option Plan Amendments"); and

          (iii) To approve amendments to the Company's 1989 Stock Option Plan for Non-Employee Directors as follows: (a) approve an increase in the number of authorized shares of Company Common Stock for which options may be granted and (b) approve an amendment thereto providing for automatic grants of options to purchase 5,000 shares of Company Common Stock to each non-employee director on January 3, 1994, and on the first business day of each January thereafter (the "Director Option Plan

     Amendments"; the Employee Option Plan Amendments and the Director Option Plan Amendments being hereafter collectively referred to as the "Amendments to the Option Plans");

          (iv) To approve a new Executive Management Incentive Compensation Plan (the "Executive Management Incentive Compensation Plan"); and

          (v) To transact such other business as may properly come before the meeting.

     The Company Board has approved the Amendments to the Option Plans and the Executive Management Incentive Compensation Plan. The Company Board unanimously recommends that stockholders vote FOR the election of the Company Board's nominees for election as directors of the Company, the Amendments to the Option Plans, and the Executive Management Incentive Compensation Plan. As of the date of this Proxy Statement, the Company Board knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

     Only holders of record of shares of Company Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Company Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Company Common Stock as of the Annual Meeting Record Date is necessary to constitute a quorum at the Annual Meeting. As of the Annual Meeting Record Date, there were 160,638,193 shares of Company Common Stock outstanding and entitled to vote at the Annual Meeting. The affirmative vote of a plurality of the shares of Company Common Stock represented in person or by properly executed proxy at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director. The affirmative vote of at least a majority of the shares of Company Common Stock represented in person or by properly executed proxy at the Annual Meeting is required to approve each of the Amendments to the Option Plans and the Executive Management Incentive Compensation Plan.

     Abstentions and broker non-votes are counted as shares present in the determination of whether shares of Company Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are not counted for the purpose of determining whether the proposal has been approved.

     All shares of Company Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of (i) the election of the Company Board's eight nominees for election as directors of the Company, (ii) the Amendments to the Option Plans and (iii) the Executive Management Incentive Compensation Plan.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Mid-America Bank of Louisville & Trust Company in its capacity as transfer agent for the Company (the "Transfer Agent"), at or before the Annual Meeting, a written notice of revocation bearing a date later than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Company Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or
(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any executed proxy or written notice revoking a proxy should be sent to Mid-America Bank of Louisville & Trust Company, Securities Transfer Department, 500 West Broadway, Louisville, Kentucky 40202.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Company Common Stock and will reimburse them for their reasonable expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means. In addition, the Company has retained D.F. King & Co., Inc., to assist in the solicitation for a fee of $10,000 plus expenses.

                 ELECTION OF DIRECTORS OF THE COMPANY FOR 1994

     From January 1, 1993, to the consummation of the Spinoff on March 1, 1993, the Company Board of Directors consisted of K. Frank Austen, M.D.; Michael E. Gellert; J. David Grissom; John R. Hall; John W. Landrum; W. Ann Reynolds, Ph.D.; and William T. Young, all outside directors, and Company officers David
A. Jones, Carl F. Pollard and Wayne T. Smith. Immediately after the consummation of the Spinoff, Messrs. Grissom, Landrum, Young and Pollard resigned from the Company Board and thereafter served as directors of Galen. In addition, on May 13, 1993, and November 4, 1993, respectively, David A. Jones, Jr. and Irwin Lerner were elected to the Company Board.

     A Board of Directors of the Company consisting of eight members is to be elected at the Annual Meeting, each director to serve, subject to the provisions of the By-laws, until his or her successor is duly elected and qualified.

     THE COMPANY BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE COMPANY'S NOMINEES FOR ELECTION AS A DIRECTOR.

     Except as listed below, each nominee for director has held the specified position for the last five years. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, are set forth below:

                                                                   SERVED IN SUCH    FIRST ELECTED
               NAME                  AGE          POSITION         CAPACITY SINCE   OFFICER/DIRECTOR
- -----------------------------------  ---   ----------------------  --------------   ----------------
K. Frank Austen, M.D.(1)(5)(6)       66    Director                     01/90             01/90
Michael E. Gellert(1)(2)(3)(5)       62    Director                     02/68             02/68
John R. Hall(1)(2)(6)                61    Director                     05/92             05/92
David A. Jones, Jr.(2)(6)            36    Director                     05/93             05/93
Irwin Lerner(1)(5)                   63    Director                     11/93             11/93
W. Ann Reynolds, Ph.D.(2)(5)(6)      56    Director                     01/91             01/91
David A. Jones(3)(4)                 62    Chairman of the Board        08/69             09/64
                                             and Chief Executive
                                             Officer
Wayne T. Smith(3)                    48    President and Chief          03/93             06/78
                                             Operating Officer
                                             and Director

- ---------------

(1) Member of the Audit Committee, of which Mr. Gellert is Chairman.
(2) Member of the Investment Committee, of which Dr. Reynolds is Chairwoman.
(3) Member of the Executive Committee, of which Mr. Jones is Chairman.
(4) A director and chief executive officer of a predecessor corporation since 1961.
(5) Member of the Compensation Committee, of which Dr. Austen is Chairman.
(6) Member of the Nominating Committee, of which Mr. Hall is Chairman.

     K. Frank Austen, M.D., is Chairperson of the Department of Rheumatology and Immunology at Brigham and Women's Hospital in Boston, Massachusetts, having held that position since 1980. He also serves as professor of medicine on the faculty of Harvard Medical School. In addition, Dr. Austen is a member of the Board of Trustees of Amherst College.

     Michael E. Gellert is general partner of Windcrest Partners, a private investment partnership in New York, New York, having held that position since April 1967. From 1976 until his retirement in October 1989, Mr. Gellert was a director of Drexel Burnham Lambert Group and served in executive capacities for its wholly-owned subsidiary, Drexel Burnham Lambert Incorporated, from 1972 until October 1989. Drexel Burnham Lambert Group filed for Chapter 11 bankruptcy reorganization proceedings in February 1990.

     John R. Hall is Chairman of the Board of Directors and Chief Executive Officer of Ashland Oil, Inc., in Ashland, Kentucky. He is also a member of American Petroleum Institute Executive Committee, a member of Transylvania University Board of Trustees and Vanderbilt University Board of Trust.

     David A. Jones, Jr., is a principal of Chrysalis Ventures, Inc., a venture capital firm in Louisville, Kentucky, and is the son of David A. Jones, Chairman of the Board and Chief Executive Officer of the Company. From October 1992 to December 1993, Mr. Jones, Jr., was an attorney with the law firm of Hirn, Reed & Harper in Louisville, Kentucky. He previously served with the U.S. Department of State from 1988 to 1992, most recently as an attorney-advisor to the Bureau of East Asian and Pacific Affairs. During 1993, the Company retained the Hirn, Reed & Harper law firm and paid a total of $591,757 for legal services provided. All such services were performed at rates comparable to those existing for such legal services in Louisville, Kentucky.

     Irwin Lerner retired on September 1, 1993, as Chairman of the Board and Executive Committee of Hoffmann-La Roche Inc. From April 1, 1980 to December 30, 1992, Mr. Lerner was Hoffmann-La Roche Inc.'s President and Chief Executive Officer. He presently serves on the boards of the World Rehabilitation Fund, Project Hope, the New Jersey Chamber of Commerce and the U.S. Advisory Board of the Zurich Insurance Company. In addition, he is a principal and director of Physicians Television Network, a private company. He is a Distinguished Executive-in-Residence at the Rutgers University Graduate School of Management in Newark, New Jersey.

     W. Ann Reynolds, Ph.D., is Chancellor-City University of New York, in New York, New York, having held that position since September 1990. She previously served for eight years as Chancellor of the California State University system.

     David A. Jones has been Chairman of the Board and Chief Executive Officer of the Company since August 1969.

     Wayne T. Smith has been President and Chief Operating Officer of the Company since the consummation of the Spinoff on March 1, 1993. From June 1991 to March 1993, he was Executive Vice President -- Health Care Operations. From April 1986 until June 1991, he was Executive Vice President and President-Health Care Division. Mr. Smith has been a director of the Company since September 12, 1991.

     Shares of Company Common Stock represented by proxies executed and received in the accompanying form will be voted for the election of all of the nominees hereinabove named as directors of the Company to serve for the ensuing year and until their successors are elected and qualified. The Company Board does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

     The following is a list of directorships held by directors of the Company in other companies registered under Section 12 or subject to the requirements of
Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or registered as an investment company under the Investment Company Act of 1940:

K. Frank Austen, M.D.           Abbott Laboratories and Applied Immune Sciences, Inc.

Michael E. Gellert              Devon Energy Corporation; The Harvey Group, Inc.; Putnam
                                  Trust Company ; Seacor Holdings, Inc.; The Tierco Group,
                                  Inc.; and Regal Cinemas, Inc.

John R. Hall                    Ashland Oil, Inc.; Banc One Corporation; Reynolds Metals
                                  Company; and Canada Life Assurance Company

David A. Jones                  Abbott Laboratories

Irwin Lerner                    Public Service Enterprise Group and its wholly-owned
                                  subsidiary, Public Electric and Gas Company, and Affymax
                                  N.V.

W. Ann Reynolds, Ph.D.          Abbott Laboratories; American Electric Power Company; Maytag
                                  Corp.; and Owens-Corning Fiberglas Corporation

     The information given in this Proxy Statement concerning the nominees is based upon statements made or confirmed to the Company by or on behalf of such nominees.

     Until December 31, 1993, directors who were not officers of the Company were paid an annual retainer fee of $22,000 for serving on the Company Board plus an attendance fee of $1,000 per regular meeting. Prior to December 31, 1993, directors received $4,217 for each special meeting attended. During 1993, there were six regular meetings and one special meeting held. Effective on January 1, 1994, the annual retainer fee was raised to $38,000 and the meeting attendance fee was raised to $2,000 per meeting of the Company Board, which fee applies to both regular and special meetings of the Company Board. In addition, the Company matches, on an annual basis, up to $20,000 in charitable contributions made by each non-employee director.

     Effective January 1, 1994, Michael E. Gellert receives an additional $5,000 annually for serving on the Executive Committee of the Company Board. During 1993, he did not receive any additional compensation for serving on the Executive Committee. The Company Board also has Audit, Compensation, Investment and Nominating Committees. Commencing with the July 1993 committee meetings until December 31, 1993, all committee members, except the chairmen, received a fee of $1,000 per meeting attended. Commencing with the July 1993 committee meetings until December 31, 1993, committee chairmen received $2,000 per meeting attended. Prior thereto, the committee chairmen received $1,100 per meeting attended and all other committee members received a fee of $550 per meeting attended. Effective January 1, 1994, compensation of committee chairmen and committee members for meetings attended was abolished. Each committee chairman will be paid an annual amount of $3,000. Committee members will receive no additional compensation for their service on committees or attending committee meetings.

     The Audit Committee of the Company Board held five meetings during 1993. The members of the Audit Committee, none of whom is an employee of the Company, are Michael E. Gellert, Chairman; K. Frank Austen, M.D.; John R. Hall and Irwin Lerner, Mr. Lerner having been designated a member of the Audit Committee on March 10, 1994. The functions of the Audit Committee include review of the programs of the Company's internal auditors, the results of their audits and the adequacy of the Company's system of internal controls and accounting practices. In addition, the Audit Committee reviews the scope of the annual audit by the Company's independent auditors, Coopers & Lybrand , prior to its commencement, and reviews the types of services for which the Company retains Coopers & Lybrand.

     The Compensation Committee of the Company Board held seven meetings during 1993. The members of the Compensation Committee, none of whom is an employee of the Company, are K. Frank Austen, M.D., Chairman; Michael E. Gellert; W. Ann Reynolds, Ph.D.; and Irwin Lerner, Mr. Lerner having been designated a member of the Compensation Committee on March 10, 1994. David A. Jones, Jr., was a member of the Compensation Committee from May 13, 1993, until March 1, 1994, when he voluntarily resigned. The functions of the Compensation Committee are to establish the compensation of executive officers and to administer the stock option, stock bonus, incentive compensation and retirement plans in which executive officers of the Company participate.

     The Investment Committee of the Company Board held two meetings during 1993. The members of the Investment Committee, none of whom is an employee of the Company, are W. Ann Reynolds, Ph.D., Chairwoman; Michael E. Gellert; John R. Hall and David A. Jones, Jr. The functions of the Investment Committee are to establish objectives and policies, ratify investments, and analyze the investment performance decisions of the various funds, assets and portfolios of the Company.

     The Nominating Committee of the Company Board held one meeting during 1993. The members of the Nominating Committee, none of whom is an employee of the Company, are John R. Hall, Chairman; K. Frank Austen, M.D.; David A. Jones, Jr. and W. Ann Reynolds, Ph.D. The functions of the Nominating Committee include developing general criteria regarding the qualifications of nominees and recommending to the full Board such nominees for election as directors. The Nominating Committee will consider suggestions from stockholders regarding possible director candidates. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

     During 1993, John R. Hall attended approximately 66% of the aggregate of
(1) the total number of meetings of the Company Board, and (2) the total number of meetings held by all committees of the Company Board on which he served. Mr. Hall was unable to attend certain Company Board and Committee meetings due to conflicting business commitments. All other directors attended over 75% of their applicable aggregate number of meetings.

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, reports of ownership and changes in ownership of Company Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent stockholders are required to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely upon review of copies of such reports and written representations by such persons furnished to the Company that no other reports were required during the year ended December 31, 1993, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten-percent beneficial owners of stock were complied with, except W. Ann Reynolds, Ph.D. failed to file timely a Form 4 reflecting an open market purchase of 1,000 shares of Company Common Stock in June 1993.

     Under the Company's Directors' Retirement Policy (the "Policy"), a director who is not an employee must retire at the annual meeting following his or her seventieth birthday, except for the Chairman of the Executive Committee, who must retire at the annual meeting following his seventy-second birthday. The retiring director is entitled to receive until death the basic retainer fee in effect at the time of retirement plus an annual matching charitable contribution benefit of 50% of the basic retainer fee (which benefits are prorated for any retiring director who has not served at least ten years on the Company Board).

     For a description of the Humana Inc. 1989 Stock Option Plan for Non-Employee Directors, see "PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS."

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS OF COMPANY COMMON STOCK

PRINCIPAL STOCKHOLDERS OF THE COMPANY

     As of the Annual Meeting Record Date, the Company knows of no person who may be deemed to own beneficially more than 5% of the outstanding Company Common Stock except for David A. Jones, Chairman of the Board and Chief Executive Officer of the Company. See "SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS," below.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of March 1, 1994, certain information with respect to the beneficial ownership of Company Common Stock by each director of the Company, by each executive officer named in the Summary Compensation Table (see "EXECUTIVE COMPENSATION OF THE COMPANY"), and by the Company's directors and executive officers as a group.

                                                                COMPANY COMMON
                                                                    STOCK
                                                                 BENEFICIALLY
                                                                 OWNED AS OF            PERCENT OF
                                                               MARCH 1, 1994(1)          CLASS(2)
                                                               ----------------         -----------
K. Frank Austen, M.D.(3)                                              15,300
Michael E. Gellert(4)                                                120,700
John R. Hall(5)                                                       20,000
David A. Jones, Jr.(6)                                               136,366
Irwin Lerner(7)
W. Ann Reynolds, Ph.D.(8)                                             17,400
David A. Jones(9)                                                  8,690,340                5.4%
Wayne T. Smith(10)                                                   431,653
Karen A. Coughlin(11)                                                 52,267
Ronald S. Lankford, M.D.(12)                                          76,383
W. Roger Drury(13)                                                    76,622
All directors and executive officers as a group (15 in
  number, including those named above)(14)                         9,904,053                6.1%

- ---------------

 (1) Beneficial ownership of shares, for purposes of this Proxy Statement, as determined in accordance with applicable Commission rules, includes shares as to which a person has or shares voting and/or investment power. Except as set forth in the next sentence and in the accompanying footnotes, these individuals have sole voting power and sole investment power over the shares beneficially owned by them. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right, does not include certain shares held for the benefit of such individuals by the Humana Retirement and Savings Plan (the "Retirement and Savings Plan") on February 1, 1994, (the latest date for which such information is available), over which the employee participant has no voting or investment power, but does include shares held for the benefit of such individuals in the Retirement and Savings Plan as of February 1, 1994, over which the employee participant has no voting power but does have investment power and further includes shares which may be acquired by such individuals through the exercise of options, which are exercisable currently or within 60 days after March 1, 1994, under the Company's 1981 Non-Qualified Stock Option Plan, the 1989 Stock Option Plan for Employees, and the 1989 Stock Option Plan for Non-Employee Directors (collectively, the "Company Plans").
 (2) Except for Mr. Jones, no individual director or executive officer owns more than 1% of such class.
 (3) Includes 14,600 shares that may be acquired by Dr. Austen through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans.
 (4) Excludes 41,600 shares held by members of Mr. Gellert's family and also excludes 42,000 shares held in trusts for the benefit of Mr. Gellert's children over which Mr. Gellert has no voting or investment power.
 (5) Includes 5,000 shares that may be acquired by Mr. Hall through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans.
 (6) Excludes 72 shares held by Mr. Jones, Jr.'s wife over which he has no voting or investment power.
 (7) Excludes 1,000 shares held by Mr. Lerner's wife over which he has no voting or investment power.
 (8) Includes 15,000 shares that may be acquired by Dr. Reynolds through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the

     Company Plans. Excludes 87 shares held by Dr. Reynolds' husband over which she has no voting or investment power.
 (9) Includes 19,000 shares that may be acquired by Mr. Jones through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans. Excludes 652,175 shares held by Mr. Jones' wife and 146,245 shares held by one daughter over which Mr. Jones has no voting or investment power. Also excludes shares owned by other children of Mr. Jones who are passed the age of majority over which Mr. Jones has no voting or investment power. Also includes 196,485 shares held for the benefit of Mr. Jones by the Retirement and Savings Plan on February 1, 1994, over which Mr. Jones has no voting power but does have investment power, but excludes 72,661 shares held for his benefit by the Retirement and Savings Plan on February 1, 1994, over which he has no voting or investment power.
(10) Includes 240,714 shares that may be acquired by Mr. Smith through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans. Excludes 2,550 shares held in trust for Mr. Smith's daughter over which Mr. Smith has no voting or investment power, 105,000 shares held by Mr. Smith's wife and 10,000 shares held by Mr. Smith's wife as custodian for Mr. Smith's daughter over which Mr. Smith has no voting or investment power. Also includes 53,386 shares held for the benefit of Mr. Smith by the Retirement and Savings Plan on February 1, 1994, over which Mr. Smith has no voting power but does have investment power, but excludes 22,244 shares held for his benefit by the Retirement and Savings Plan on February 1, 1994, over which he has no voting or investment power.
(11) Includes 40,750 shares that may be acquired by Ms. Coughlin through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans. Excludes 500 shares held by Ms. Coughlin's daughter over which Ms. Coughlin has no voting or investment power. Also includes 9,447 shares held for the benefit of Ms. Coughlin by the Retirement and Savings Plan on February 1, 1994, over which Ms. Coughlin has no voting power but does have investment power, but excludes 1,924 shares held for her benefit by the Retirement and Savings Plan on February 1, 1994, over which she has no voting or investment power.
(12) Includes 15,666 shares that may be acquired by Dr. Lankford through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans. Includes 2,000 shares held by Dr. Lankford as custodian for his minor son, but excludes 2,000 shares held by Dr. Lankford's wife as custodian for his other minor son over which Dr. Lankford has no voting or investment power. Also includes 8,567 shares held for the benefit of Dr. Lankford by the Retirement and Savings Plan on February 1, 1994, over which Dr. Lankford has no voting power but does have investment power, but excludes 3,800 shares held for his benefit by the Retirement and Savings Plan on February 1, 1994, over which he has no voting or investment power.
(13) Includes 53,000 shares that may be acquired by Mr. Drury through the exercise of options, which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans. Excludes 1,000 shares held by Mr. Drury's daughter over which Mr. Drury has no voting or investment power. Also includes 6,622 shares held for the benefit of Mr. Drury by the Retirement and Savings Plan on February 1, 1994, over which Mr. Drury has no voting power but does have investment power, but excludes 7,778 shares held for his benefit by the Retirement and Savings Plan on February 1, 1994, over which he has no voting or investment power.
(14) Includes 581,365 shares that may be acquired by all executive officers and directors as a group upon the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1994, pursuant to the Company Plans. Also includes 324,597 shares held for the benefit of all executive officers as a group by the Retirement and Savings Plan on February 1, 1994, over which the executive officers individually have no voting power but do have investment power, but excludes 139,217 shares held for their benefit by the Retirement and Savings Plan on February 1, 1994, over which they have no voting or investment power.

                     EXECUTIVE COMPENSATION OF THE COMPANY

CASH COMPENSATION

     The following Summary Compensation Table sets forth the cash compensation for services in all capacities earned for the past three calendar years to (i) the Chairman of the Board and Chief Executive Officer of the Company at December 31, 1993, and (ii) each of the four other highest compensated executive officers of the Company serving at December 31, 1993, (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                            ANNUAL COMPENSATION               NUMBER OF
                                    ------------------------------------      SECURITIES          ALL
         NAME AND                                           OTHER ANNUAL      UNDERLYING         OTHER
    PRINCIPAL POSITION       YEAR    SALARY     BONUS       COMPENSATION      OPTIONS(1)    COMPENSATION(2)
- ---------------------------  ----   --------   --------     ------------     ------------   ---------------
David A. Jones               1993   $790,600   $790,126       $160,388(3)                      $ 583,678
Chairman of the Board and    1992    747,426    250,009        144,317(3)                        140,332
  Chief Executive Officer    1991    718,861    439,445        151,707(3)        57,000          185,211

Wayne T. Smith               1993    484,615    483,849         82,452(4)       500,000          209,387
President and Chief          1992    404,615    135,329         71,025(4)                         81,699
  Operating Officer          1991    371,616    317,126         66,403(4)        45,000           91,724

Karen A. Coughlin            1993    223,269    216,227         88,008(5)       250,000           80,816
Senior Vice President-       1992    214,289    130,817         53,461(5)                         47,243
  Region II                  1991    197,383    146,780         27,650            6,000           39,893

Ronald S. Lankford, M.D.     1993    221,700    208,377          7,830          150,000           67,381
Senior Vice President-       1992    200,386     41,320          6,750                            41,282
  Medical Affairs            1991    186,376     57,720          6,500            5,500           42,248

W. Roger Drury               1993    195,800    187,217         15,153          250,000           63,655
Chief Financial Officer      1992    169,439     70,899         10,003                            39,167
                             1991    146,554     51,676          9,733           12,000           36,696

- ---------------

(1) Includes, for options granted during 1993, both conditional options (the "Conditional Options") and unconditional options. The Conditional Options represent shares over the authorized maximum previously approved by the Company's shareholders under the 1989 Stock Option Plan for Employees. The award of the Conditional Options is subject to shareholder approval at the 1994 Annual Meeting. See "PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES".
(2) All other compensation represents amounts contributed or accrued to the Retirement and Savings Plan, Supplemental Executive Retirement Plan and Thrift Excess Plan as follows (see "RETIREMENT AND SAVINGS PLANS"):

                                              JONES      SMITH     COUGHLIN   LANKFORD    DRURY
                                             --------   --------   --------   --------   -------
    1993
    Retirement and Savings Plan              $ 30,000   $ 30,000    $30,000    $30,000   $30,000
    Supplemental Executive Retirement Plan    492,306    149,250     40,119     29,250    27,035
    Thrift Excess Plan                         61,372     30,137     10,697      8,131     6,620
                                             --------   --------   --------   --------   -------
         TOTAL 1993                          $583,678   $209,387    $80,816    $67,381   $63,655
                                             --------   --------   --------   --------   -------
                                             --------   --------   --------   --------   -------
    1992
    Retirement and Savings Plan              $ 30,000   $ 30,000    $30,000    $30,000   $30,000
    Supplemental Executive Retirement Plan     70,105     36,731     13,896      9,323     8,250
    Thrift Excess Plan                         40,227     14,968      3,347      1,959       917
                                             --------   --------   --------   --------   -------
         TOTAL 1992                          $140,332   $ 81,699    $47,243    $41,282   $39,167
                                             --------   --------   --------   --------   -------
                                             --------   --------   --------   --------   -------

                                              JONES      SMITH     COUGHLIN   LANKFORD    DRURY
                                             --------   --------   --------   --------   -------
    1991
    Retirement and Savings Plan               $30,000    $30,000    $30,000    $30,000   $30,000
    Supplemental Executive Retirement Plan    115,487     45,731      7,641     10,016     5,904
    Thrift Excess Plan                         39,724     15,993      2,252      2,232       792
                                             --------   --------   --------   --------   -------
         TOTAL 1991                          $185,211    $91,724    $39,893    $42,248   $36,696
                                             --------   --------   --------   --------   -------
                                             --------   --------   --------   --------   -------

(3) Other annual compensation for Mr. Jones includes Company provided transportation of $120,675, $108,605 and $121,958 for 1993, 1992 and 1991,
    respectively. Mr. Jones also received Company provided executive insurance of $38,018, $34,152 and $28,062 in 1993, 1992 and 1991, respectively.
(4) Other annual compensation for Mr. Smith includes Company provided transportation of $43,242, $35,855 and $37,295 for 1993, 1992 and 1991,
    respectively. Mr. Smith also received Company provided executive insurance of $38,018, $34,152 and $28,062 in 1993, 1992 and 1991, respectively.
(5) Other annual compensation for Ms. Coughlin includes a tax reimbursement related to Company provided housing in the amount of $75,576 and $41,200 for 1993 and 1992, respectively.

1993 STOCK OPTION GRANTS

     The following table provides information on stock options granted to the Named Executive Officers during the year ending December 31, 1993.

                                                                                                 POTENTIAL REALIZABLE
                               NUMBER OF                                                           VALUE AT ASSUMED
                              SECURITIES      NUMBER OF                                             ANNUAL RATES OF
                              UNDERLYING     SECURITIES    % OF TOTAL   EXERCISE                      STOCK PRICE
                             UNCONDITIONAL   UNDERLYING     OPTIONS      PRICE                     APPRECIATION FOR
                                OPTIONS      CONDITIONAL   GRANTED TO     PER                       OPTION TERM (3)
                                GRANTED        OPTIONS     EMPLOYEES     SHARE     EXPIRATION   -----------------------
                                  (1)          GRANTED      IN 1993       (2)         DATE          5%          10%
                             -------------   -----------   ----------   --------   ----------   ----------   ----------
David A. Jones (4)
Wayne T. Smith                   300,000        200,000        7.7%      $6.5625    04/14/03    $2,063,500   $5,229,600
Karen A. Coughlin                150,000        100,000        3.9%       6.5625    04/14/03     1,031,750    2,614,800
Ronald S. Lankford, M.D.          75,000         75,000        2.3%       6.5625    04/14/03       619,050    1,568,880
W. Roger Drury                   150,000        100,000        3.9%       6.5625    04/14/03     1,031,750    2,614,800

- ---------------

(1) Only non-qualified stock options ("NQSOs") were granted in 1993 pursuant to the 1989 Stock Option Plan for Employees. See "PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES". No incentive stock options or stock appreciation rights were granted in 1993. The NQSOs become exercisable in four annual installments of 25% of the shares, commencing on the second anniversary of the date of grant and on the next three anniversary dates thereafter. The date of grant for the NQSOs was April 14, 1993. To the extent not already exercisable and not expired upon Change in Control, the NQSOs become exercisable upon the later of (i) six months after its grant date or (ii) the date of a Change in Control. A "Change in Control" is defined to mean (i) the acquisition by any single entity or group of affiliated entities of at least fifty percent (50%) of the outstanding stock of the Company or (ii) the reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, or providing for a sale of all or substantially all of the assets of the Company to another entity (provided that if approval of the stockholders is required, the exercise period shall commence on the day following receipt of such approval). Limited Rights were granted with each option which trigger in the event of a Change in Control.
(2) The exercise price may be paid in cash or, at the discretion of the Compensation Committee, in shares of Company Common Stock valued at market value on the date immediately preceding the date of exercise, or any combination of the aforementioned.
(3) The dollar amounts in this table represent the potential realizable value of the stock options granted, assuming that the market price of the shares appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. Therefore, these amounts are not the actual value of the options granted and are not intended to forecast possible future appreciation, if any, of Company

    Common Stock prices. No assurances can be given that the stock prices will appreciate at these rates or experience any appreciation at all.
(4) Mr. Jones declined to accept any stock option grants in 1993 so that some or all of the options that would have otherwise been awarded to him would be available to be awarded deeper into the Company's employee ranks than had been done in the past.

1993 OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information as to each exercise of Company stock options during the year ended December 31, 1993, by the Named Executive Officers and the year-end values of unexercised options.

                                                               NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED               "IN-THE-MONEY" OPTIONS
                           SHARES                              OPTIONS AT YEAR END                     AT YEAR END(3)
                          ACQUIRED          VALUE        --------------------------------     --------------------------------
                         ON EXERCISE     REALIZED(1)     EXERCISABLE     UNEXERCISABLE(2)     EXERCISABLE     UNEXERCISABLE(2)
                         -----------     -----------     -----------     ----------------     -----------     ----------------
David A. Jones             214,999        $1,278,469        19,000             19,000          $  167,964        $  167,964
Wayne T. Smith                                             240,714            515,000           2,499,065         5,726,353
Karen A. Coughlin                                           40,750            252,000             434,443         2,814,555
Ronald S. Lankford, M.D.                                    15,666            151,833             143,093         1,694,329
W. Roger Drury                                              53,000            254,000             517,751         2,832,236

- ---------------

(1) The Value Realized represents the difference between the market value of the shares acquired on the date of exercise and the total option exercise price.
(2) Includes the securities underlying the Unconditional and Conditional Options granted on April 14, 1993.
(3) The Value of Unexercised "In-the-Money" Options is based on the difference between the December 31, 1993, closing price of the Company's Common Stock of $17 3/4, as reported on the New York Stock Exchange Composite Tape, and the exercise price of the options.

     In connection with the Spinoff, each outstanding stock option to purchase shares of historical Humana Common Stock was bifurcated into two separate options, one to purchase Company Common Stock (an "Adjusted Humana Option") and one to purchase Galen common stock (an "Adjusted Galen Option"). The per share exercise price of each stock option was adjusted to give effect to the Spinoff by allocating the exercise price of the pre-Spinoff stock option between the Adjusted Humana Option and the Adjusted Galen Option based on the relative market values of the underlying Company Common Stock and Galen common stock for a specified period after the Spinoff. The percentages used to adjust the per share exercise price were 37.8% for Company Common Stock and 62.2% for Galen common stock.

     As a result of the Columbia merger, each Adjusted Galen Option was converted into an option to acquire .775 of a share of Columbia common stock. The Columbia options held by Company employees expire on the earlier to occur of
(a) two (2) years from the date of the Spinoff or (b) the expiration of the exercise period of the original option.

     During the period subsequent to the Spinoff, the Named Executive Officers exercised all of their Columbia/Galen options with the following results and accordingly no longer hold any such options:

                                               SHARES ACQUIRED                VALUE
                                                 ON EXERCISE               REALIZED(1)
                                               ---------------             -----------
            David A. Jones                         196,074                  $1,693,504
            Wayne T. Smith                         198,178                   2,238,949
            Karen A. Coughlin                       40,050                     170,346
            Ronald S. Lankford, M.D.                13,561                     124,102
            W. Roger Drury                          44,174                     460,538

- ---------------
(1) The Value Realized represents the difference between the market value of the shares acquired on the date of exercise and the total option exercise price.

INCENTIVE COMPENSATION PLANS

     During 1993, the Company had in effect incentive compensation plans (the "Incentive Compensation Plans") pursuant to which certain employees, some of whom are directors and executive officers, were able to earn annual awards. Under the Incentive Compensation Plans, funds are payable to recipients in amounts equal to a percentage of their annual base salary (for 1993 ranging up to a maximum of 100% depending on the particular Incentive Compensation Plan), which percentage is determined by performance of the Company, the region, or the market, as the case may be, in relation to financial or other performance objectives established annually by the Compensation Committee of the Company Board. No director, officer or employee is eligible to participate in more than one Incentive Compensation Plan. Amounts paid under the Incentive Compensation Plans to the Named Executive Officers are shown under the Bonus column in the Summary Compensation Table, above. The Compensation Committee and the Company Board have adopted a new Executive Management Incentive Compensation Plan which initially will cover only the Chief Executive Officer and the Chief Operating Officer of the Company. See "NEW EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN." The Company will continue to have Incentive Compensation Plans pursuant to which certain employees, some of whom are executive officers, are able to earn annual awards.

RETIREMENT AND SAVINGS PLANS

     The Company currently has in effect retirement and savings plans covering the Named Executive Officers. The 1993 Company contributions for such individuals to the defined contribution Humana Retirement and Savings Plan (which is qualified and funded) and its two supplemental plans known as the Humana Supplemental Executive Retirement Plan and the Humana Thrift Excess Plan (which are non-qualified and not funded) are shown under "All Other Compensation" in the Summary Compensation Table, above.

  Humana Retirement and Savings Plan

     The Company sponsors a defined contribution plan, the Humana Retirement and Savings Plan (the "Retirement and Savings Plan"), for eligible employees. The Retirement and Savings Plan, which prior to January 1, 1994, included a Retirement Account and a Thrift Account, is the result of the merger of two prior plans: the Humana Basic Retirement Plan and the Humana Thrift Plan. Effective December 31, 1993, no further contributions were accepted into the Thrift Account as a new pre-tax 401(k) Plan Account (the "New Account") was established effective January 1, 1994. All Thrift Account balances on December 31, 1993, remain in the Retirement and Savings Plan.

     Under the continuing Retirement Account, the Company contributes 4% of an eligible participant's gross pay (after consideration of certain exclusions), plus an additional 4% of any pay over the Social Security taxable wage base for that plan year. As a qualified plan, the Company's contributions and investment earnings are not taxable to participants until withdrawn.

     Under the Thrift Account, after satisfying all eligibility requirements, a participant could have invested up to 10% of his gross pay each biweekly pay period. Payroll deductions to a maximum of 6% of the participant's eligible compensation were considered "regular contributions." Deduction amounts of more than 6% to a maximum of 10% of the participant's eligible compensation were considered "voluntary contributions." The Company matched 50% of the participant's regular contributions. Contributions by participants were made with after-tax dollars, but investment earnings and Company matching contributions accumulate tax free until withdrawn from the plan.

     Participant contributions to the Thrift Account, along with the Company's Retirement Account contributions, could have been invested in three different funds, an Interest Income Fund, a Stock Index Fund and a Company Common Stock Fund. A participant could divide his investments in 25% increments in one or more of these funds (effective January 1, 1994, this restriction was waived). However, a participant could not invest more than 25% of the Company's contribution to his Retirement Account in the Company Common Stock Fund (effective January 1, 1994, this restriction was also waived). The Company's 50% matching contribution to the Thrift Account was automatically invested solely in the Company Common Stock Fund.

     The New Account is similar to the previous Thrift Account but allows employee contributions on a pre-tax basis up to 14% of annual compensation. Participant contributions to the New Account, Company contributions to the Retirement Account and Thrift Account balances may be directed by the participant to the Humana Common Stock Fund, an Interest Income Fund, Stock Index Fund and/or any of four stock mutual funds involving varying degrees of investment risk. Company contributions to the New Account remain at 50% of the participant's first 6% of contributions which is consistent with the previous Thrift Account and continues to be automatically invested solely in the Company Common Stock Fund.

  Supplemental Plans

     The Company has in effect two supplemental plans that provide employee benefits equal to the benefit the employee would have realized if the Internal Revenue Code (the "Code") did not limit the amount of contributions that could be made on their behalf to the Retirement and Savings Plan. These supplemental plans are the Humana Supplemental Executive Retirement Plan, which credits employees with benefits that cannot be contributed to the Retirement Account in the Retirement and Savings Plan, and the Humana Thrift Excess Plan, which previously credited employees with benefits that could not be contributed to the Thrift Account and will credit employees with benefits that now cannot be contributed to the New Account in the Retirement and Savings Plan.

  Officers' Target Retirement Plan

     The Company also has in effect the Officers' Target Retirement Plan ("OTRP"), which is a non-qualified, unfunded plan providing supplemental retirement benefits to each Company officer and other designated key employees. Annual benefits, at age 65, based on the participant's highest average compensation ("Average Participating Compensation") as defined in the OTRP using the highest three plan years of the participant's last five years of full-time employment coincident with or preceding the normal retirement date, are calculated as follows: (1) 1.67% of Average Participating Compensation multiplied by the participant's years of service up to 30 years; (2) less an amount equal to the life annuity equivalent of the participant's account balances in the Retirement Account and the Supplemental Executive Retirement Plan; and (3) less the participant's Social Security benefits, provided that, in the case of early retirement, the reduction applies only at the time the participant is eligible to receive an unreduced Social Security benefit. For Mr. Jones and Mr. Smith, Average Participating Compensation is calculated using the greater of (1) the three highest years in effect as of June 18, 1992, or (2) the three highest years of any five years of employment preceding the date of retirement. Early retirement benefits may be paid at age 55 if certain conditions are met but are subject to a further reduction for each year prior to age 65 at which retirement occurs. The OTRP also provides that in the event a participant has ten or more years of service and has attained age 55, a death benefit is payable.

     The following table illustrates the estimated maximum annual benefit which would be payable at age 65 to a participant, at various average compensation levels for specified years of credited service, under the OTRP:

                ESTIMATED OTRP MAXIMUM ANNUAL BENEFIT AT AGE 65
                   FOR YEARS OF CREDITED SERVICE SHOWN(1)(2)

AVERAGE RATE
     OF
COMPENSATION     10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
- ------------     --------     --------     --------     --------     --------
 $   75,000      $ 12,525     $ 18,788     $ 25,050     $ 31,313     $ 37,575
    100,000        16,700       25,050       33,400       41,750       50,100
    200,000        33,400       50,100       66,800       83,500      100,200
    300,000        50,100       75,150      100,200      125,250      150,300
    400,000        66,800      100,200      133,600      167,000      200,400
    500,000        83,500      125,250      167,000      208,750      250,500
    600,000       100,200      150,300      200,400      250,500      300,600
    700,000       116,900      175,350      233,800      292,250      350,700
  1,000,000       167,000      250,500      334,000      417,500      501,000
  1,500,000       250,500      375,750      501,000      626,250      751,500

- ---------------

(1) These estimates are based on the assumption that (a) the OTRP will be continued under its present terms; (b) the participant will continue with the Company until, and retire at, age 65; and (c) the participant elected to receive an annual distribution instead of a lump sum payment.
(2) The amounts shown above are subject to reductions with respect to benefits received under the Retirement Account in the Retirement and Savings Plan, the Supplemental Executive Retirement Plan and Social Security benefits as described above.

     Under the OTRP, the benefits will be based on salary and incentive compensation. The years of credited service for each of the Named Executive Officers are as follows: David A. Jones - 32; Wayne T. Smith - 20; Karen A. Coughlin - 14; Ronald S. Lankford, M.D., - 6; and W. Roger Drury - 14.

CERTAIN AGREEMENTS

     In April 1987, the Company Board deemed it in the best interest of the Company to have employment agreements with certain members of executive management. Named Executive Officers with employment agreements are David A. Jones and Wayne T. Smith. Pursuant to these agreements, in the event of termination of employment other than for cause, the Company will continue to pay the individual his base salary for one year following termination and any amounts earned prior to such termination under any of the Company's Incentive Compensation Plans. The individual is also entitled to continued coverage at the Company's expense during the one-year period under the Company's life, health and disability plans, if applicable.

     The Company has entered into agreements with all officers, including the Named Executive Officers, and key management employees which provide certain benefits upon termination or in connection with a change in responsibilities following a Change in Control. Pursuant to the agreements, these individuals are entitled to receive severance pay based on their base salaries. The severance pay is to be determined by multiplying such individual's annual base salary (effective March 10, 1994, these agreements were amended for all officers and two key management employees, excluding Mr. Jones, to provide for severance payments to include the maximum incentive compensation payable to them in addition to base salary) by three for Mr. Smith; by two as to all Senior Vice Presidents and one key management employee; and by one as to all other covered individuals. The resulting amount would be multiplied by a fraction (not to exceed one), the numerator of which is such individuals' years of service with the Company and the denominator of which is twelve. Approximately 65 individuals are covered by Change in Control agreements which include base salary while approximately 25 employees are covered by Change in Control agreements that include base salary and maximum incentive compensation. The agreements also provide that if any funds received by these individuals as employees subject them to a federal excise tax pursuant to Section 4999 of the Internal Revenue Code, then the payments will be grossed up to permit them to receive a net amount equal to what would have been received had the excise tax not been imposed (the "Gross Up Payment"). The agreement with Mr. Jones (who declined the opportunity to receive any severance payment based upon salary) provides only for a Gross Up Payment with respect to any other funds he receives which are subject to a federal excise tax.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     On March 1, 1993, after the consummation of the Spinoff, the members of the Compensation Committee were K. Frank Austen, M.D.; Michael E. Gellert and W. Ann Reynolds, Ph.D. On May 13, 1993, David A. Jones, Jr., was appointed to the Committee. Prior to the consummation of the Spinoff, the Compensation Committee consisted of William T. Young, Chairman; J. David Grissom; Mr. Gellert and Dr. Reynolds. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 1993 is furnished by the post-Spinoff Compensation Committee.

     All members of the post-Spinoff Compensation Committee are non-employee directors and none has any direct or indirect material interest in or a relationship with the Company, other than stockholdings as discussed above and as related to his or her position as director. Mr. Jones, Jr., is the son of David A. Jones, Chairman of the Board and Chief Executive Officer of the Company. During 1993, none of the executive officers of the Company has served on the board of directors or compensation committee of any other entity of which any executive officer served either on the Company Board or Compensation Committee. During 1993, while Mr. Jones, Jr., was an attorney with the Hirn, Reed & Harper law firm, the Company paid that firm a total of $591,757 for legal services provided (which were performed at rates comparable to those existing for such legal services in Louisville, Kentucky).

     Currently the members of the Compensation Committee are K. Frank Austen, M.D.; Michael E. Gellert; W. Ann Reynolds, Ph.D.; and Irwin Lerner. Mr. Lerner was designated a member of the Compensation Committee on March 10, 1994. Mr. Jones, Jr. voluntarily resigned from the Compensation Committee on March 1, 1994.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Company Board has furnished the following report on executive compensation for 1993:

EXECUTIVE OFFICER COMPENSATION POLICIES AND 1993 RESULTS

     Subject to Board of Directors' approval, the Compensation Committee administers the Company's executive officer compensation program, which generally consists of base salary, incentive compensation, other miscellaneous compensation and stock option awards. The executive officer compensation program rewards executive officers for short-term and long-term performance. The compensation program has also been designed to attract and retain key executive officers. Executive officers are compensated in the short-term on a performance oriented basis through the use of incentive compensation which is awarded based on achieving annual Company goals. Stock options are included in the compensation program to reward executive officers for longer-term strategic actions which increase Company value. The use of stock options in the compensation program links executive officer rewards to increases in shareholder value.

     The executive officer compensation program is designed to allow the Company to be competitive in the marketplace. The Compensation Committee considers the entire compensation package when setting any one component of compensation.

BASE COMPENSATION

     The Compensation Committee evaluates Company executive officer base compensation relative to the marketplace, with the assistance of outside consultants. Generally, the marketplace is defined as both

(1) general industry companies near the Company's revenue size and (2) specific companies in the managed care industry. The Compensation Committee believes this definition of the marketplace reflects the talent pool from which the Company might draw, and provides the benchmark for competitiveness for the Company's current executives. Base compensation adjustments consider overall Company performance, executive officer performance and changes in executive officer responsibilities. In addition to these tangible performance measurements, the Compensation Committee also evaluates executive officer contributions in such areas as employee development, industry leadership and community involvement. The analysis of executive officer performance is subjective, and does not lend itself to weightings or formulas.

INCENTIVE COMPENSATION

     The Company's incentive compensation plans are designed to reward all officers and designated key employees for the attainment of financial goals and other performance objectives established annually by the Compensation Committee. The chief executive officer's and chief operating officer's incentive compensation for 1993 was based on the attainment of Company consolidated earnings per share objectives. From 30% to 60% of other executive officers' incentive compensation was based on the attainment of Company consolidated earnings per share objectives. In addition, certain officers, including in some cases the executive officers, are assigned various regional or departmental goals focusing on financial results. The Compensation Committee and management believe all of the financial goals used in the determination of incentive compensation are important measures reflective of the success of the Company.

     In connection with the March 1, 1993, separation of the health plan business from the hospital business, the Company changed its fiscal year end from August 31 to December 31. As a result of the change, incentive compensation was earned and paid for the six-month period ended February 28, 1993. In addition, incentive compensation was earned for the ten-month period March 1, 1993, to December 31, 1993. During both of these periods, the Company performed at or near its targets, resulting in 1993 payments near maximum.

STOCK OPTIONS

     The Company uses stock options to reward executive officers for long-term performance and as a method to attract and retain key executive officers. The use of stock options in the executive officer compensation program also encourages executive officers to obtain and hold Company stock, thus providing a vital link between executive officers and Company stockholders. In determining the size of current grants, the Compensation Committee did not consider existing stockholdings of executive officers.

     Ranges for annual option awards are determined by the Compensation Committee through review of stock option programs at companies in similar industries with the assistance of outside consultants. The 1993 stock option awards represent a three-year award (1992-1994). The aggregate number of options granted approximates 4% of the Company's outstanding common stock which compares favorably with that of similar companies. Those companies' average annual grant approximates 1.3% to 1.7% of the individual company's outstanding common stock.

     The Compensation Committee believes that making a three-year award of grants provides considerably more retention and motivation potential than three years of annual grants totaling the same amount. The Compensation Committee does not presently intend to make additional grants to those employees receiving grants under the 1993 stock option awards until April 1995, absent promotions or other significant circumstances.

     Mr. Jones declined to accept any stock option grants in 1993 so that some or all of the options that would have otherwise been awarded to him would be available to be awarded deeper into the Company's ranks than had been done in the past.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

     The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act"), generally provides that, commencing in 1994, compensation paid by publicly-held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1 million per year per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by stockholders of the Company. Compensation as defined by the Budget Act includes, among other things, base salary, incentive compensation and gains on stock option transactions. The Company establishes individual compensation based primarily upon Company performance and competitive considerations in the industry in which the Company operates. As a result, executive compensation may exceed $1 million in a given year. The Company believes it has performed the necessary steps to qualify the Company's performance-based compensation plans for tax deductibility.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. David A. Jones, the Chairman of the Board and Chief Executive Officer of the Company, received an increase in base salary to $800,000 early in 1993. With the assistance of outside consultants, the Compensation Committee established the base compensation for Mr. Jones by comparing base compensation of chief executive officers in other managed care companies. The Compensation Committee considered Mr. Jones' long distinguished leadership of the Company, including the original vision in forming the Company and various timely strategic changes in direction. The Compensation Committee also considered Mr. Jones' leadership on the national scene helping to shape health care policy as well as his distinguished civic involvement.

     Mr. Jones' incentive compensation was based on the Company's attaining consolidated earnings per share objectives. In that these objectives were exceeded in 1993, Mr. Jones earned the maximum possible incentive compensation amount of 100% of his base compensation. Mr. Jones' base salary and incentive compensation for 1993 were established by the Compensation Committee before his son, David A. Jones, Jr., was designated a member of the Compensation Committee on May 13, 1993. Mr. Jones, Jr. was a member of the Compensation Committee until March 1, 1994, when he voluntarily resigned.

     As mentioned previously, the Compensation Committee did not award any stock options to Mr. Jones in 1993 at his specific request in order to enable option awards to be made deeper into the Company ranks than had ever been done in the past.

Compensation Committee
K. Frank Austen, M.D.
Michael E. Gellert
David A. Jones, Jr.
W. Ann Reynolds, Ph.D.

COMPANY STOCK PERFORMANCE

     The following performance graph compares the performance of the Company's Common Stock to the Standard & Poor's Composite 500 Stock Index and a Peer Group (described below) for the 10 months ended December 31, 1993. The graph assumes an investment of $100 in each of the Company's Common Stock, the Standard & Poor's Composite 500 Stock Index and the Peer Group on March 1, 1993, (the date the Company separated into two independently held companies) and reinvestment of all dividends. The investment in the constituent companies in the Peer Group is weighted on the basis of the respective market capitalization of each company.

      Measurement Period
    (Fiscal Year Covered)         Humana Inc.       S&P 500       Peer Group
3/1/93                               100             100             100
3/31/93                              107             102             108
6/30/93                              153             102             119
9/30/93                              175             104             120
12/31/93                             241             105             135

     The Peer Group of managed care companies used for the graph above consists of FHP International Corporation; Foundation Health Corporation; PacifiCare Health Systems, Inc.; United Healthcare Corporation; U.S. Healthcare, Inc.; and WellPoint Health Networks Inc.

     The Company believes any comparisons of the price of the Company's Common Stock before March 1, 1993, is misleading since the value of the Company's Common Stock prior to that date included the value of the hospital business which was distributed to the Company's stockholders in the Spinoff. On March 1, 1993, the date on which the Spinoff was consummated, the closing price of the post-Spinoff Company Common Stock was $7.75 and the closing price of the common stock of Galen was $12.125. On February 26, 1993, the last trading day prior to the consummation of the Spinoff, the closing price of historical combined Humana common stock was $19.375.

                               PROPOSALS FOR VOTE

PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES

     During 1993, the Company had in effect two option plans under which shares were available for grant. These were the Humana Inc. 1989 Stock Option Plan for Employees (the "Employee Plan") and the Humana Inc. 1989 Stock Option Plan for Non-Employee Directors (the "Directors' Plan") (collectively referred to as the "1989 Option Plans"). Each plan was approved by both the Company Board and the stockholders of the Company. Prior to the actions described below, options to purchase an aggregate of 6,600,000 shares of Company Common Stock were authorized for grant under the 1989 Option Plans.

     The Compensation Committee of the Company Board, at meetings on April 14, April 21 and May 13, 1993, granted a total of 6,437,500 nonqualified options to purchase Company Common Stock to 495 employees, 2,600,000 of which represented options which had been authorized to be issued under the Employee Plan ("Unconditional Options") and 3,837,500 of which represented options in excess of the authorized maximum of 6,600,000 (the "Conditional Options"), and therefore were granted subject to Company Board and stockholder approval. The Conditional Options and prices and terms thereof granted to the Named Executive Officers are shown on the 1993 Stock Option Grants table (see "1993 STOCK OPTION GRANTS"). The Unconditional Options and Conditional Options provide for a vesting schedule of one-fourth (1/4) of the amount of shares granted on the second anniversary of the date of grant and the balance in equal installments on each anniversary date thereafter. The Unconditional Options and Conditional Options expire 10 years from the date of grant if not exercised before such time. Further, in the event of a Change in Control, the options become immediately exercisable upon the later of (i) six months after grant or (ii) the date of a Change in Control. On May 13, 1993, subject to stockholder approval, the Board amended the Employee Plan to increase the total number of shares for which options could be granted from an amount not to exceed 6,600,000 to an amount not to exceed 10,437,500, thereby including the Conditional Options.

     At a meeting on January 13, 1994, the Compensation Committee granted an additional 294,500 non-qualified options to purchase Company Common Stock to an additional 30 employees. These options also represented options over the authorized maximum of 6,600,000, and therefore are part of the "Conditional Options" granted subject to Company Board and stockholder approval. The vesting and expiration provisions of these options are the same as the options described above. At its meeting on January 13, 1994, subject to stockholder approval, the Company Board further amended the Employee Plan to increase the total number of shares for which options could be granted to an amount not to exceed 13,600,000 shares not only to cover the Conditional Options but also to enable the Company to make future grants under the Employee Plan and, as described below, to establish a cap on the number of options that could be granted to any individual employee. The Compensation Committee does not presently intend to make any additional grants to the original 495 grantees or the 30 additional grantees until April 1995, absent promotions or other special circumstances.

     The table below indicates the Conditional Options issued under the Employee Plan as amended.

                           AMENDED PLAN AND BENEFITS

                                                              HUMANA INC. 1989 STOCK
                                                             OPTION PLAN FOR EMPLOYEES
                                                             -------------------------
                                                                     NUMBER OF
                                                                    CONDITIONAL
                                 NAME                                 OPTIONS
            -----------------------------------------------  -------------------------
            Wayne T. Smith                                             200,000
            Karen A. Coughlin                                          100,000
            Ronald S. Lankford, M.D.                                    75,000
            W. Roger Drury                                             100,000
            Executive Officers as a Group                              750,000
            Non-Executive Officer Employee Group                     3,382,000

     On December 15, 1993, the Internal Revenue Service ("IRS") released proposed regulations (the "Proposed Regulations") under Section 162(m) of the Internal Revenue Code (the "Code"), which was adopted as part of the Budget Act. For all years commencing on or after January 1, 1994, Section 162(m) denies a federal income tax deduction to publicly held corporations for compensation in excess of $1 million (the "Cap") paid to certain designated officers of these corporations, generally being the chief executive officer on the last day of the taxable year and the four other most highly paid senior executive officers who are so employed on the last day of the taxable year unless such compensation meets certain exceptions, including as a result of being paid pursuant to qualified performance-based compensation plans established by a compensation committee consisting solely of two or more outside directors, the material terms of which are disclosed to and approved by the Company's stockholders before payment. Special rules apply to stock options, in part requiring that they be granted pursuant to a plan approved by the stockholders which limits the number of shares for which options may be granted to any one individual during a specified period. The Proposed Regulations provide transition rules (the "Transition Rules") which, among other things, treat plans which satisfy the stockholder approval requirements of Section 16(b)-3 of the Exchange Act as having satisfied the Section 162(m) stockholder approval requirement until the earlier of (i) the termination or a material modification of the plan or (ii) the date of the first shareholder meeting after December 31, 1996. In addition, for exempted plans, the individual limit requirement will be treated as having been met for the transition period by plans which establish an aggregate number of shares for which options or rights can be granted.

     The Company believes that any compensation arising out of the 2,600,000 Unconditional Options granted by the Compensation Committee in April and May 1993 which represented authorized shares for which options could be granted will qualify for full deductibility by virtue of the Transition Rules. With respect to the Conditional Options, the Company Board intended, subject to receipt of stockholder approval, to bring the Employee Plan into compliance with Section 162(m) of the Code by passing on January 13, 1994, an amendment to the plan limiting the number of shares of the Company Common Stock for which options could be granted to any one individual on a cumulative basis during the term of the Employee Plan to 15% of the cumulative number of shares authorized and available for option grants on and after February 17, 1993. The Company believes that if this amendment is approved by the stockholders at the 1994 Annual Meeting, together with the amendment increasing the number of authorized shares under the Employee Plan, the IRS should recognize any compensation arising as a result of the Conditional Options as qualifying for full deductibility; but there is no assurance that this will be the case.

  Description of the Employee Plan As Amended

     The following description of the Employee Plan is qualified by reference to the complete text of such plan, which is set forth on EXHIBIT A. The underlined language in the text of the Employee Plan in EXHIBIT A represents the amendments for which stockholder approval is being sought at the 1994 Annual Meeting.

     The Employee Plan is administered by the Compensation Committee. Members of the Compensation Committee are not eligible to receive options pursuant to the Employee Plan. Selected employees, including officers and directors who are employees, are eligible to receive options pursuant to the Employee Plan.

     The Compensation Committee may grant options pursuant to the Employee Plan which are intended to meet the requirements of an incentive stock option as defined in Section 42 of the Code ("ISOs") or options not intended to be ISOs (non-qualified options). Options are granted under the Employee Plan at a per share exercise price equal to 100% of the market value of a share of Company Common Stock on the date of grant. The Compensation Committee determines the dates on which options initially become exercisable (which date must be more than six months from the date of grant). The Compensation Committee may, at its discretion, accelerate the exercise date of previously granted options. Prior to January 13, 1994, there was no stated maximum or minimum number of shares that may be granted to an individual under the Employee Plan except that pursuant to the Code, there is a $100,000 limit on the market value (as of the date of grant) of stock for which ISOs may vest in any one year. No ISO may be granted to an individual who, at the time of the grant, owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% stockholder") unless the option is granted at a per share exercise price which is at least 110% of the market value of such stock on the date of grant.

     Under the Employee Plan options expire 10 years from the date of grant, except that ISOs granted to a 10% stockholder expire in five years.

     Under the Employee Plan the Compensation Committee may and has granted a limited right (the "Limited Right") in regard to each option, including the Conditional Options (the "Related Option") granted thereunder. For each Related Option unexercised (whether exercisable or not), the Limited Right becomes exercisable for a 30-day period following the occurrence of an event involving acquisition of or Change in Control of the Company; but in no case is the Limited Right exercisable within six months from the grant of the Related Option. Upon exercise of a Limited Right, the holder is entitled to receive an amount equal to the product of (i) the excess of the market value per share of Company Common Stock on the date of exercise over the per share exercise price under the Related Option, and (ii) the number of shares as to which such Limited Right is being exercised. Upon exercise of a Limited Right, the Related Option is canceled.

  Federal Income Tax Consequences

     Counsel for the Company has advised that the federal income tax treatment under the Code, as presently in effect, of options granted under the Employee Plan and the Directors' Plan (as described below) are as follows:

      Incentive Stock Options

     An optionee will not recognize any taxable income at the time an ISO is granted and the Company will not be entitled to a federal income tax deduction at that time. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the market value of the shares of the Company Common Stock at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of Company Common Stock acquired upon the exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares of the Company Common Stock, the difference between the aggregate option price and the amount realized upon disposition of the shares of the Company Common Stock will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares of the Company Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after date of exercise, the optionee will realize taxable ordinary income in an amount equal to the excess of the market value of the shares of the Company Common Stock at the time of exercise, over the aggregate option price. The Company will be entitled to a federal income tax deduction equal to such amount. Special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act.

      Non-Qualified Stock Options

     The granting of a non-qualified stock option does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will be recognized by the holder at the time of such exercise in an amount equal to the excess of the market value of shares of Company Common Stock purchased at the time of such exercise over the aggregate option price. The Company will be entitled to a corresponding federal income tax deduction. Special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act. Upon a subsequent taxable disposition of the shares of the Company Common Stock, the optionee will generally recognize taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time of exercise will constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to insure that funds equalling the amount of tax required to be withheld are available for payment. The tax basis for the shares of Company Common Stock acquired is the option price plus the taxable income recognized.

      Special Rules

     To the extent an optionee pays all or part of the option price of a non-qualified stock option by tendering shares of Common Stock owned by the optionee, the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option price shall have the same basis and tax holding period as the shares surrendered. If the shares surrendered had previously been acquired upon the exercise of an ISO, the surrender of such shares of the Company Common Stock may be a disqualifying disposition of such shares. The additional shares of the Company Common Stock received upon such exercise have a tax basis equal to the amount of ordinary income recognized on such exercise and holding period which commences on the date of exercise. Under proposed Treasury regulations, if an optionee exercises an ISO by tendering shares of the Company Common Stock previously acquired on the exercise of an ISO, a disqualifying disposition may occur and the optionee may recognize income and be subject to other basis allocation and holding period requirements.

     Upon the exercise of a Limited Right, an employee will recognize ordinary income in the amount of cash received at the time and the Company will receive an income tax deduction in the same amount.

     A favorable vote of a majority of the shares present at the Annual Meeting in person or by proxy is required for approval of this proposal to approve amendments to the Employee Plan as follows: (a) approve an increase in the number of authorized shares of the Company Common Stock for which options may be granted, which will also have the effect of approving the Conditional Options and (b) approve an amendment thereto limiting the number of stock options which may be granted to any one individual under the plan. The approval of this proposal has the effect of rendering the Conditional Options unconditional and, the Company believes, fully tax deductible by the Company, but as stated before there is no assurance the IRS will agree. THE COMPANY BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR NON-EMPLOYEE
DIRECTORS

     On May 13, 1993, the Company Board, subject to the approval of the stockholders, amended the Directors' Plan, referenced above, to provide (i) that automatic grants of non-qualified options to purchase 5,000 shares of Company Common Stock be made commencing January 3, 1994, and on the first business day of each January thereafter (the "Date of Grant") to each non-employee director who has been a director continuously for at least the full calendar year prior thereto, and (ii) that each such automatic grant of options be at the market value (as defined in the Directors' Plan) on its Date of Grant and vest and become exercisable one year after its Date of Grant.

     Also, since the Directors' Plan shares the same group of shares of Company Common Stock for which options may be granted with the Employee Plan, at its meeting on January 13, 1994, when it increased the authorized shares of Company Common Stock under the Employee Plan to 13,600,000, the Company Board passed an amendment to the Directors' Plan increasing the number of authorized shares of Company Common Stock for which options could be granted to 13,600,000 to agree with the Employee Plan.

     The table below indicates conditional options issued under the Directors' Plan as amended.

                             AMENDED PLAN BENEFITS

                                                         HUMANA INC. 1989 STOCK OPTION
                                                             PLAN FOR NON-EMPLOYEE
                                                                   DIRECTORS
                                                         -----------------------------
                                                                   NUMBER OF
                               NAME                                 OPTIONS
            -------------------------------------------  -----------------------------
            Non-Executive Officer Director Group                     20,000(1)

- ---------------

(1) Will increase annually at 5,000 options per non-employee director on the first business day each January for each such director that served in such capacity for at least the preceding full calendar year.

  Description of the Directors' Plan As Amended

     The following description of the Directors' Plan is qualified by reference to the complete text of such plan, which is set forth on EXHIBIT B. The underlined language in the text of the Directors' Plan in EXHIBIT B represents the amendments for which stockholder approval is being sought at the 1994 Annual Meeting. In addition to the annual grant to purchase 5,000 shares of Company Common Stock, the Directors' Plan provides that each non-employee director is granted options to purchase 15,000 shares of Company Common Stock on the date the non-employee director is initially elected or appointed to the Company Board. During 1993, a total of 30,000 options were granted to two new board members. The per share exercise price of each such option is 100% of the market value of a share of Company Common Stock as of the grant date. The options granted under the Directors' Plan are not intended to be ISOs. Each option currently outstanding under the Directors' Plan includes a Limited Right (see "PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES").

     Subject to the approval of the stockholders, automatic grants of non-qualified options to purchase 5,000 shares of Company Common Stock, at an option price of $17.625 per share, were conditionally made on January 3, 1994, by virtue of the amendment described in the first paragraph of this section to each of Dr. Austen, Mr. Gellert, Mr. Hall and Dr. Reynolds.

     A favorable vote of a majority of the shares present at the meeting in person or by proxy is required for approval of this proposal to increase the number of shares of Company Common Stock for which options may be granted under the Directors' Plan and provide for automatic annual grants as described above. The approval of this proposal has the effect of making unconditional the grants made on January 3, 1994, as described above. THE COMPANY BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

NEW EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN

     Section 162(m) of the Code and the Proposed Regulations (see "PROPOSED AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES") requires that in order for bonus or incentive compensation to be tax deductible by the Company, it must be granted pursuant to a performance-based plan approved by the stockholders containing objective performance goals established by a compensation committee of independent directors in advance of services rendered, with such committee certifying the eventual attainment of such objective performance goals prior to payment. The only two employees for which the Cap may be exceeded for 1994 are David A. Jones and Wayne T. Smith. In order to enable the Company to meet certain exceptions to the non-deductibility rule contained in Section 162(m), on January 13, 1994, the Compensation Committee and the Company Board, subject to the approval of the stockholders, passed the Executive Management Incentive Compensation Plan -- Group A (the "Executive Incentive Plan"). On March 10, 1994, the Executive Incentive Plan was amended to (1) provide that in no event could incentive compensation payable to any participant for any year be greater than $1 million, and (2) limit potential participants in the Plan to the executive officers of the Company as chosen by the Compensation Committee.

  Description of the Executive Plan

     The following description of the Executive Incentive Plan is qualified by reference to the complete text of such plan, which is set forth in EXHIBIT C. The Executive Incentive Plan includes as participants only the Chief Executive Officer and the Chief Operating Officer (i.e. Messrs. Jones and Smith) for 1994 but may include in the future other executive officers of the Company as chosen by the Compensation Committee. The maximum incentive compensation for any year to any participant may not exceed one hundred percent (100%) of the participant's base salary at the beginning of that year, exclusive of any bonus or fringe benefits paid or accrued during such year but in no event can exceed $1 million. The exact percentage earned will be based on a schedule of target consolidated net income goals which for 1994 were established by the Compensation Committee at its January 13, 1994, meeting. The Compensation Committee is required to administer the Executive Incentive Plan, with final authority to construe, interpret and administer the plan. The Compensation Committee is also required to certify in writing whether and to what extent the targeted performance goals have been satisfied prior to payment.

     The table below indicates amounts which may be received for 1994 under the Executive Incentive Plan.

                               NEW PLAN BENEFITS

                EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN -- GROUP A
            -------------------------------------------------------------------
                                 NAME                         DOLLAR VALUE($)
            ----------------------------------------------  -------------------
            David A. Jones                                  Maximum of $900,000
            Wayne T. Smith                                  Maximum of $675,000

     A favorable vote of a majority of the shares present at the meeting, in person or by proxy, is required for approval of the Executive Incentive Plan which the Company believes will render amounts paid under the plan tax deductible. THE COMPANY BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                               OTHER INFORMATION

APPOINTMENT OF INDEPENDENT ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS

     The Company Board, in accordance with the recommendation of its Audit Committee, the members of which are not employees of the Company, has appointed Coopers & Lybrand, Louisville, Kentucky, as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1994. Representatives of Coopers & Lybrand will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials relating to the 1995 Annual Meeting of stockholders must be received by the Company no later than November 29, 1994.

LEGAL PROCEEDING

     On April 22, 1993, an alleged stockholder of the Company filed a purported shareholder derivative action in the Court of Chancery of the State of Delaware, County of New Castle, styled Lewis v. Austen, et al., Civil Action No. 12937. The action was purportedly brought on behalf of the Company and Galen against all of the directors of both companies at the time of the Spinoff alleging, among other things, that the defendants had improperly amended the Company's existing stock option plans in connection with the Spinoff. The plaintiff claims that the amendment to the stock option plans constituted a waste of corporate assets to the extent that employees of each company received options in the stock of the other company. (The challenged amendment to the plans was approved by the Company's stockholders at the 1993 Annual Meeting of Stockholders.) The plaintiff requests, among other things, an injunction prohibiting the exercise of Galen (now Columbia) stock options by the Company's personnel and the exercise of Company stock options by Galen (now Columbia) personnel and an award of damages. On June 14, 1993, the defendants filed a motion to dismiss the plaintiff's complaint. That motion is still pending. The Company believes that the complaint is without merit.

OTHER MATTERS

     The Board of Directors does not intend to present any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                   By Order of the Board of Directors,

                                   By:  /s/ WALTER E. NEELY
                                        ----------------------------------
                                        Walter E. Neely, Vice President,
                                        General Counsel and Secretary

                                                                       EXHIBIT A
                                 HUMANA INC.

                      1989 STOCK OPTION PLAN FOR EMPLOYEES
                                   AS AMENDED

     1. PURPOSE. The purpose of this plan (the "Plan") is to aid Humana Inc., a Delaware corporation, and its subsidiaries (collectively the "Company") in attracting capable executives and to provide a long-range inducement for employees to remain in the management of the Company, to perform at increasing levels of effectiveness, to acquire a permanent stake in the Company with the interest and outlook of an owner and to realize an economic benefit from any future appreciation in the price of the Company's common stock. These objectives will be promoted through the granting to employees of options to acquire shares of common stock of the Company pursuant to the terms of the Plan.

     2. DEFINITIONS AND INTERPRETATION.

     2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as in effect from time to time, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (c) "Committee" shall mean the Compensation Committee of the Board or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16(b) promulgated under the Exchange Act or any successor rule and shall initially consist of not less than two (2) members of the Board, all of whom are Disinterested Persons and are ineligible to receive awards under the Plan.

          (d) "Disability" shall mean total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan.

          (e) "Disinterested Person" shall mean a person who qualifies as a "disinterested person" under Section 16 of the Exchange Act.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute, together with rules, regulations and interpretations promulgated thereunder.

          (g) "Fair Market Value" as of any date shall mean the average of the highest and lowest price of the Stock in the reported consolidated trading of the New York Stock Exchange-listed securities. If there are no Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Stock, or if the Stock shall no longer be listed on the New York Stock Exchange, or if the Internal Revenue Service shall otherwise define "fair market value," the Fair Market Value of the Stock as of a particular date shall be determined in such a method as shall be determined by the Committee.

          (h) "Incentive Stock Option" shall mean any option granted under the Plan intended to meet the requirements of an incentive stock option as defined in Section 422A of the Code as amended or any statutory provision that may replace such section.

          (i) "Non-Qualified Option" shall mean any option not intended to be an Incentive Stock Option.

          (j) "Option" shall mean an option to purchase Shares pursuant to this Plan.

          (k) "Option Agreement" shall mean an agreement between the Company and an employee setting forth the terms and conditions of the Option.

          (l) "Retirement" shall mean retirement from active employment with the Company and its subsidiaries on or after the normal retirement date specified in the Company's retirement plan or such earlier retirement date as approved by the Committee for the purposes of this Plan.

          (m) "Shares" shall mean shares of Stock.

          (n) "Stock" shall mean the common stock, $.16 2/3 par value per share of the Company.

     2.2 GENDER AND NUMBER. Except when otherwise indicated by context, reference to the masculine gender shall include the feminine gender and any term used in the singular shall also include the plural.

     3. ADMINISTRATION. The Board shall appoint the Committee to administer the Plan. The members of the Committee shall not be eligible to receive Options and shall be Disinterested Persons. In accordance with and subject to the provisions of the Plan, the Committee shall select the employees to whom Options shall be granted; shall determine the type of Option and the number of shares to be included in each Option, the time at which the Option is to be granted, the Option period and when Options may be exercised; and shall establish such other provisions of the Option Agreement as the Committee may deem necessary or desirable. From time to time the Committee may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interest of the Company. The interpretation of any provision of the Plan by the Committee shall be final.

     4. ELIGIBILITY. Any employee ("Employee") of the Company whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company shall be eligible to receive Options under the Plan.

     5. STOCK AVAILABLE FOR OPTIONS. The Stock to be subject to Options under the Plan may be either authorized and unissued or held in the Treasury of the Company. The total amount of Shares for which Options may be granted under the Plan shall not exceed 13,600,000 shares. This number will be reduced by any
                      ----------
Options granted under the 1989 Stock Option Plan for Non-Employee Directors. Such number of Shares is subject to adjustment as provided in Section 13. In the event that an Option granted under the Plan to any Employee expires or is terminated, any unexercised shares covered thereby shall be available for the granting of Options under the Plan.

     6. TYPE OF OPTION. The Committee shall determine the type or types of Options to be made to each Employee and shall set forth in a related Option Agreement the terms, conditions and limitations applicable to each grant, including but not limited to those specified in the Plan.

     7. OPTION PRICE. The Option exercise price per Share purchasable under an Option shall be determined by the Committee at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of the grant of such Option.

     8. OPTION TERM. The term of each Option shall be fixed by the Committee, except that the term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted.

     9. EXERCISE OF OPTION. The Committee shall have full authority in its discretion to determine when Options may be exercised, including the ability to accelerate exercise dates of Options previously granted under the Plan. However, in no event shall an Option be exercisable within six (6) months of the date of grant in the case of an Employee subject to Section 16(b) of the Exchange Act. The purchase price of the Shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Company Shares then owned having a Fair Market Value equal to the cash exercise price of the Option being exercised, or (c) a combination of (a) and
(b). Such Fair Market Value for the tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised. The right to purchase Shares shall be cumulative so that when the right to purchase any Shares has accrued such Shares or any part thereof may be purchased at any time thereunder until the expiration or termination of the Option.

     10. TAX WITHHOLDING. With respect to any Option the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Employee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of such option by electing to (a) have the Company collect or withhold cash; or (b) deliver to the Company, on the date on which the amount of tax to be withheld is determined (the "Tax Date"), Shares owned prior to such Option exercise having a Fair Market Value equal to the amount of the withholding tax; or (c) a combination of (a) and (b).

     11. TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. If the employment of an Employee by the Company is terminated for cause, all the Option rights of such Employee, whether or not exercisable, under any then outstanding Option shall terminate immediately. If the employment of the Employee is terminated for any reason other than for cause, Retirement, death or Disability, an Option shall be exercisable by such Employee or a personal representative at any time prior to the expiration date of the Option or within ninety (90) days after the date of such termination, whichever is the shorter period, but only to the extent of the accrued right to exercise at the date of such termination. In the event of Retirement, an Option shall be exercisable by such Employee at any time prior to the expiration date of the Option or within two (2) years after the date of such Retirement, whichever is the shorter period, but only to the extent of the accrued right to exercise at the date of Retirement. In the event of death or Disability of an Employee while in the employ of the Company, all Options of such Employee then outstanding shall become immediately exercisable. In the event of death of an Employee, all Options of such Employee shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Employee at any time within two (2) years after the date of such death, regardless of the expiration date of the Option. In the event of Disability of an Employee all Options of such Employee shall be exercisable by the Employee or, if incapacitated, by a legal representative at any time within two (2) years of the date of determination of Disability regardless of the expiration date of the Options.

     12. RESTRICTIONS ON TRANSFER. No Option granted under the Plan shall be transferable by an Employee other than by will or, if the Employee dies intestate, by the laws of descent and distribution of the state of such Employee's domicile at the time of death. An Option shall be exercisable during the lifetime of an Employee only by such Employee or, if incapacitated because of Disability, by a legal representative.

     13. CAPITAL ADJUSTMENTS AFFECTING STOCK.

     13.1 GENERAL. In the event of a capital adjustment resulting from a stock dividend, stock split, reverse stock split, reorganization, merger, consolidation, combination or exchange of stock, spinoff or other change in corporate structure or capitalization affecting the Stock, the number of Shares or other Stock or securities subject to the Plan and the number of Shares or other Stock or securities subject to Options shall be adjusted in a manner consistent with such capital adjustment. The purchase price of the Shares, Stock or other securities subject to Options shall be adjusted so that there will be no material change in the aggregate purchase price payable upon exercise of any such Options or other options or rights granted; provided, however, that such adjustments shall be made in a manner which preserves, without exceeding, the then existing value of the Option.

     13.2 1993 RESTRUCTURING.

     (a) In connection with the Distribution [as defined in the Distribution Agreement between the Company and Galen Health Care, Inc. ("Galen") dated as of January 19, 1993 (the "Distribution Agreement"), effective immediately prior to the Distribution Date, as defined in the Distribution Agreement], each outstanding Option shall be adjusted so as to represent two (2) separately exercisable options; one to purchase Company common stock (an "Adjusted Humana Option"), and the other to purchase Galen common stock (an "Adjusted Galen Option") (collectively the "Adjusted Options"). Each Adjusted Option shall be exercisable for a number of shares equal to the number of Shares subject to purchase under the unexercised portion of the related Option at the time the Adjusted Option is issued, and except as set forth in this Section 13.2, each Adjusted Option shall continue to be subject to the terms and conditions that applied to the related Option. The exercise price of each Adjusted Option shall be adjusted to reflect the Distribution by allocating the aggregate exercise price of the related Option between the Adjusted Humana Option and the

Adjusted Galen Option proportionately such that the exercise price per Share purchasable under each Adjusted Humana Option shall be equal to the product of the exercise price per Share under the related Option multiplied by a fraction, the numerator of which is the Fair Market Value of a Share and the denominator of which is the sum of the Fair Market Value of one (1) Share and one (1) share of Galen common stock. For this purpose, the Fair Market Value of a Share of Company common stock and Galen common stock shall be the average of the closing sales prices per share of such Company common stock and Galen common stock, respectively, as quoted on the New York Stock Exchange Composite Tape for each of the twenty (20) trading days beginning on the tenth (10th) day following the Distribution Date. If there is no closing sale price reported on the New York Stock Exchange Composite Tape for either the Shares or Galen common stock for one (1) or more days during such period, the determination shall be made utilizing the earliest twenty (20) days following the tenth (10th) day following the Distribution on which closing sales prices are reported for such stock.

     (b) Notwithstanding anything to the contrary contained in the Plan or any Option Agreement, each Adjusted Humana Option held by a Galen Holder (as defined in the Employee Benefits Allocation Agreement between the Company and Galen) on the Distribution Date shall be fully, one hundred percent (100%) exercisable and shall remain exercisable until its expiration on the earlier of (i) the date on which the Galen Holder's related Adjusted Galen Option expires or terminates pursuant to its terms, or (ii) the date which is the second (2nd) anniversary of the Distribution Date. For this purpose, the term Galen Holder refers to any person who, immediately following the Distribution, is an employee or director of Galen.

     14. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may grant Options or, with the consent of the Option holder, modify Options under the Plan to include such provisions as it deems necessary and in the best interest of the Company and the Employee to preserve for the Employee the benefits of any appreciation of the underlying Stock during the term of the Option, which benefits might otherwise be lost as a result of (a) the acquisition by any single entity or group of affiliated entities of at least fifty (50%) percent of the outstanding Company Stock, or (b) a reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving corporation, or (c) a sale of all or substantially all of the assets of the Company to another entity. The Committee may also grant Options having terms and provisions which vary from those specified in the Plan, provided that any Options granted pursuant to this Section 14 are granted in substitution for or in connection with the assumption of existing Options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

     15. LIMITED RIGHTS. The Committee may grant a limited right (a "Limited Right") to the holder of any Option granted under the Plan (the "Related Option") with respect to all or some of the Shares covered by such Related Option. A Limited Right may be exercised only at least six (6) months after its date of grant and during the period beginning on the first day following (a) the acquisition by any single entity or group of affiliated entities (other than the Company or any of its subsidiaries) of at least fifty (50%) percent of the outstanding Company Stock, or (b) receipt of stockholder approval of a definitive agreement providing for the reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, or providing for a sale of all or substantially all of the assets of the Company to another entity, and ending seven (7) months following such date. Upon exercise of a Limited Right, the Related Option shall cease to be exercisable to the extent of the Shares with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Options pursuant to the Plan.

     The term "Spread" as used in this Section shall mean with respect to the exercise of any Limited Right an amount equal to the product of (a) the excess of the Fair Market Value per Share of the Company's Stock on the date of exercise over the per Share exercise price under the Related Option times (b) the number of Shares with respect to which such Limited Right is being exercised.

     Upon exercise of a Limited Right, the holder thereof shall receive an amount equal to the value of such Spread.

     The Committee may impose such additional conditions or limitations on Limited Rights as it deems necessary or desirable to secure for the holders thereof the benefits of Section 16 of the Exchange Act or any successor provision in effect at the time of grant or exercise of such rights, or as it may otherwise deem advisable.

     No Limited Right shall be transferable except by will or by the laws of descent and distribution. During the life of a holder of a Limited Right, the Limited Right shall be exercisable only by that person.

     16. INCENTIVE STOCK OPTIONS. Notwithstanding anything to the contrary in this Plan, in the case of an Incentive Stock Option, each Option Agreement shall be subject to any term, condition or provision as the Committee determines are necessary or desirable in order to qualify the Option as an Incentive Stock Option.

     17. AMENDMENT TO THE PLAN. The Board shall have the right to amend, suspend or terminate the Plan at any time without the approval of Stockholders of the Company, to the extent such approval is not required pursuant to the Exchange Act.

     18. EFFECTIVE DATE AND TERM OF THE PLAN. The effective date of the Plan is March 2, 1989. No Options may be granted under the Plan after March 1, 1999.

     19. MAXIMUM OPTIONS TO AN INDIVIDUAL EMPLOYEE.  Commencing on February 18,
     --------------------------------------------------------------------------
1993 (the "Commencement Date") and continuing thereafter for the remaining term
- -------------------------------------------------------------------------------
of the Plan, no individual employee may be granted Options to purchase Shares in
- --------------------------------------------------------------------------------
excess of fifteen percent (15%) of the sum of 2,917,459 Shares (the number of
- -----------------------------------------------------------------------------
Shares available under the Plan on the Commencement Date) plus all increases in
- -------------------------------------------------------------------------------
the total number of Shares authorized under the Plan over 6,600,000 (the total
- ------------------------------------------------------------------------------
authorized Shares at the Commencement Date).
- --------------------------------------------

     (Note: Underlined portions indicate the effect of amendments to the Plan to be approved by the stockholders at the 1994 Annual Meeting.)

                                                                       EXHIBIT B

                                 HUMANA INC.

               1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                   AS AMENDED

     1. PURPOSE. The purpose of this plan (the "Plan") is to aid Humana Inc., a Delaware corporation (the "Company"), in attracting capable individuals to serve on the Company's Board of Directors and to provide a long-range inducement for such individuals to continue to serve on the Board, to acquire a permanent stake in the Company with the interest and outlook of an owner, and to realize an economic benefit from any future appreciation in the price of the Company's common stock. These objectives will be promoted through the granting to such individuals of Options to acquire Shares of common stock of the Company pursuant to the terms of the Plan.

     2. DEFINITIONS AND INTERPRETATION.

     2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as in effect from time to time, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (c) "Committee" shall mean the Compensation Committee of the Board or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16(b) promulgated under the Exchange Act or any successor rule and shall initially consist of not less than two (2) members of the Board, all of whom are Disinterested Persons and are ineligible to receive awards under the Plan.

          (d) "Disability" shall mean total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan.

          (e) "Disinterested Person" shall mean a person who qualifies as a "disinterested person" under Section 16 of the Exchange Act.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute, together with rules, regulations and interpretations promulgated thereunder.

          (g) "Fair Market Value" as of any date shall mean the average of the highest and lowest price of the Stock in the reported consolidated trading of the New York Stock Exchange-listed securities. If there are no Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Stock, or if the Stock shall no longer be listed on the New York Stock Exchange, or if the Internal Revenue Service shall otherwise define "fair market value," the Fair Market Value of the Stock as of a particular date shall be determined in such a method as shall be determined by the Committee.

          (h) "Non-Qualified Option" shall mean any option not intended to be an Incentive Stock Option.

          (i) "Option" shall mean an option to purchase Shares pursuant to this Plan.

          (j) "Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms and conditions of the Option.

          (k) "Retirement" shall mean retirement from the Board of the Company on or after the normal retirement date specified in the Company's retirement policy for members of the Board or such earlier retirement date as approved by the Committee for the purposes of this Plan.

          (l) "Shares" shall mean shares of Stock.

          (m) "Stock" shall mean the common stock, $.16 2/3 par value per share of the Company.

          2.2 GENDER AND NUMBER. Except when otherwise indicated by context, reference to the masculine gender shall include the feminine gender and any term used in the singular shall also include the plural.

      3. ADMINISTRATION. The Board shall appoint the Committee to administer the Plan. The members of the Committee shall not be eligible to receive Options and shall be Disinterested Persons. In accordance with and subject to the provisions of the Plan, the Committee shall grant Options in accordance with the formula established in Section 6, determine the Option period, and when Options may be exercised, and shall establish such other provisions of the Option Agreement as the Committee may deem necessary or desirable. From time to time the Committee may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interest of the Company. The interpretation of any provision of the Plan by the Committee shall be final.

      4. ELIGIBILITY. Each non-employee individual who for the first time becomes a member of the Board ("Optionee") shall be eligible to receive Options under the Plan. At no time will an Option be granted to an individual who is not a Disinterested Person at the time of grant.

      5. STOCK AVAILABLE FOR OPTIONS. The Stock to be subject to Options under the Plan may be either authorized and unissued or held in the Treasury of the Company. The total amount of Shares for which Options may be granted under the Plan shall not exceed 13,600,000 shares. This number will be reduced by any
                      ----------
Options granted under the 1989 Stock Option Plan for Employees. Such number of Shares is subject to adjustment as provided in Section 14. In the event that an Option granted under the Plan to any Optionee expires or is terminated, any unexercised shares covered thereby shall be available for the granting of Options under the Plan.

      6. OPTION FORMULA. Options granted pursuant to the Plan may occur only once per Optionee upon the initial date of election to the Board. The number of shares granted shall be fifteen thousand (15,000) at the Fair Market Value of such initial date of election.

      7. TYPE OF OPTION. The Committee shall determine the type or types of Options to be made to each Optionee and shall set forth in a related Option Agreement the terms, conditions and limitations applicable to each grant, including but not limited to those specified in the Plan.

      8. OPTION PRICE. The Option exercise price per Share purchasable under an Option shall be determined by the Committee at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of the grant of such Option.

      9. OPTION TERM.  The term of each Option shall be ten (10) years.

     10. EXERCISE OF OPTION. The Committee shall have full authority in its discretion to determine when Options may be exercised, including the ability to accelerate exercise dates of Options previously granted under the Plan. The purchase price of the Shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option
(a) in cash or currency of the United States of America, (b) by tendering to the Company Shares then owned by having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the Shares as to which an Option is being exercised, or (c) partly in cash and partly in Shares valued at Fair Market Value. Such Fair Market Value for the tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised. Fractional Shares will not be issued. The right to purchase Shares shall be cumulative so that when the right to purchase any Shares has accrued such Shares or any part thereof may be purchased at any time thereunder until the expiration or termination of the Option.

     11. TAX WITHHOLDING. With respect to any Option the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of such option by electing to (a) have the Company withhold or collect cash; or (b) deliver to the Company on the date on which the amount of tax to be withheld is determined (the "Tax Date") Shares owned prior to such Option exercise having a Fair Market Value equal to the amount of the withholding tax; or (c) a combination of (a) and (b).

     12. RESIGNATION, RETIREMENT, DEATH OR DISABILITY. If an Optionee is removed from the Board for cause, all of the Option rights of such Optionee, whether or not exercisable, under any then outstanding Option shall terminate immediately. If Optionee resigns for any reason other than for cause, Retirement, death or Disability, an Option shall be exercisable by such Optionee or personal representative at any time prior to the expiration date of the Option or within ninety (90) days after the date of such termination, whichever is the shorter period, but only to the extent of the accrued right to exercise at the date of such termination. In the event of Retirement, an Option shall be exercisable by such Optionee at any time prior to the expiration date of the Option or within two (2) years after the date of such Retirement, whichever is the shorter period, but only to the extent of the accrued right to exercise at the date of Retirement. In the event of death or Disability of an Optionee while serving on the Board of the Company, all Options of such Optionee then outstanding shall become immediately exercisable. In the event of death of an Optionee, all Options of such Optionee shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Optionee at any time within two (2) years after the date of such death, regardless of the expiration date of the Options. In the event of Disability of an Optionee all Options of such Optionee shall be exercisable by the Optionee or if incapacitated, by a legal representative at any time within two (2) years of the date of determination of Disability regardless of the expiration date of the Options.

     13. RESTRICTIONS ON TRANSFER. No Option granted under the Plan shall be transferable by an Optionee other than by will or, if the Optionee dies intestate, by the laws of descent and distribution of the state of such Optionee's domicile at the time of death. An Option shall be exercisable during the lifetime of an Optionee only by such Optionee or, if incapacitated because of Disability, by a legal representative.

     14. CAPITAL ADJUSTMENTS AFFECTING STOCK.

     14.1 GENERAL. In the event of a capital adjustment resulting from a stock dividend, stock split, reverse stock split, reorganization, merger, consolidation, combination or exchange of stock, spinoff or other change in corporate structure or capitalization affecting the stock, the number of Shares or other Stock or securities subject to the Plan and the number of Shares or other Stock or securities subject to Options shall be adjusted in a manner consistent with such capital adjustment. The purchase price of the Shares, Stock or other securities subject to Options shall be adjusted so that there will be no material change in the aggregate purchase price payable upon exercise of any such Options or other options or rights granted; provided, however, that such adjustments shall be made in a manner which preserves, without exceeding, the then existing value of the Option.

     14.2 1993 RESTRUCTURING. In connection with the Distribution [as defined in the Distribution Agreement between the Company and Galen Health Care, Inc. ("Galen") dated as of January 19, 1993 (the "Distribution Agreement") effective immediately prior to the Distribution Date, as defined in the Distribution Agreement], each outstanding Option shall be adjusted so as to represent two (2) separately exercisable options; one to purchase Company common stock (an "Adjusted Humana Option"), and the other to purchase Galen common stock (an "Adjusted Galen Option") (collectively the "Adjusted Options"). Each Adjusted Option shall be exercisable for a number of shares equal to the number of Shares subject to purchase under the unexercised portion of the related Option at the time the Adjusted Option is issued, and except as set forth in this Section 14.2, each Adjusted Option shall continue to be subject to the terms and conditions that applied to the related Option. The exercise price of each Adjusted Option shall be adjusted to reflect the Distribution by allocating the aggregate exercise price of the related Option between the Adjusted Humana Option and the Adjusted Galen Option proportionately such that the exercise price per Share purchasable under each Adjusted Humana Option shall be equal to the product of the exercise price per Share under the related Option multiplied by a fraction, the numerator of which is the Fair Market Value of a Share and the denominator of which is the sum of the Fair Market Value of one (1) Share and one (1) share of Galen common stock. For this purpose, the Fair Market Value of a Share of Company common stock and Galen common stock shall be the average of the closing sales prices per share of such Company common stock and Galen common stock, respectively, as quoted on the New York Stock Exchange Composite Tape for each of the twenty (20) trading days beginning on the tenth (10th) day following the Distribution Date. If there is no closing sale price reported on the New York Stock Exchange Composite Tape for either the Shares or Galen common stock for one (1) or more days during such period, the determination shall be made utilizing the earliest twenty (20) days following the tenth (10th) day following the Distribution on which closing sales prices are reported for such stock.

     15. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may grant Options or, with the consent of the Option holder, modify Options under the Plan to include such provisions as it deems necessary and in the best interest of the Company and the Optionee to preserve for the Optionee the benefits of any appreciation of the underlying Stock during the term of the Option which benefits might otherwise be lost as a result of (a) the acquisition by any single entity or group of affiliated entities of at least fifty percent (50%) of the outstanding Company Stock, or (b) a reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving corporation, or (c) a sale of all or substantially all of the assets of the Company to another entity. The Committee may also grant Options having terms and provisions which vary from those specified in the Plan provided that any Options granted pursuant to this Section 15 are granted in substitution for or in connection with the assumption of existing Options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

     16. LIMITED RIGHTS. The Committee may grant a limited right (a "Limited Right") to the holder of any Option granted under the Plan (the "Related Option") with respect to all or some of the Shares covered by such Related Option. A Limited Right may be exercised only at least six (6) months after its date of grant and during the period beginning on the first (1st) day following
(a) the acquisition by any single entity or group of affiliated entities (other than the Company or any of its subsidiaries) of at least fifty percent (50%) of the outstanding Company Stock, or (b) receipt of stockholder approval of a definitive agreement providing for the reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, or providing for a sale of all or substantially all of the assets of the Company to another entity, and ending seven (7) months following such date. Upon exercise of a Limited Right, the Related Option shall cease to be exercisable to the extent of the Shares with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Options pursuant to the Plan.

     The term "Spread" as used in this Section shall mean, with respect to the exercise of any Limited Right, an amount equal to the product of (a) the excess of the Fair Market Value per Share of the Company's Stock on the date of exercise over the per Share exercise price under the Related Option times (b) the number of Shares with respect to which such Limited Right is being exercised.

     Upon exercise of a Limited Right, the holder thereof shall receive an amount equal to the value of such Spread.

     The Committee may impose such additional conditions or limitations on Limited Rights as it deems necessary or desirable to secure for the holders thereof the benefits of Section 16 of the Exchange Act or any successor provision in effect at the time of grant or exercise of such rights, or as it may otherwise deem advisable.

     No Limited Right shall be transferable except by will or by the laws of descent and distribution. During the life of a holder of a Limited Right, the Limited Right shall be exercisable only by that person.

     17. AUTOMATIC GRANTS.  In addition to the one-time grants which shall be
     ------------------------------------------------------------------------
made hereunder pursuant to Section 3, commencing on January 3, 1994 and on the
- ------------------------------------------------------------------------------
first (1st) business day of each January
- ----------------------------------------
thereafter, grants of Options to purchase five thousand (5,000) Shares of
- -------------------------------------------------------------------------
Company Stock will automatically be made to each non-employee director of the
- -----------------------------------------------------------------------------
Company who has been a director continuously for at least the full calendar year
- --------------------------------------------------------------------------------
prior thereto. Each such automatic grant will be for Non-Qualified Options at
- -----------------------------------------------------------------------------
the Fair Market Value of the Stock on date of grant and will vest and become
- ----------------------------------------------------------------------------
exercisable one (1) year thereafter. The term of each such Option shall be ten
- ------------------------------------------------------------------------------
(10) years.
- -----------

     18. AMENDMENT TO THE PLAN. The Board shall have the right to amend, suspend or terminate the Plan at any time without the approval of stockholders of the Company, to the extent such approval is not required pursuant to the Exchange Act.

     19. EFFECTIVE DATE AND TERM OF THE PLAN. The effective date of the Plan is March 2, 1989. No Options may be granted under the Plan after March 1, 1999.

     (NOTE: Underlined portions indicate the effect of amendments to the Plan to be approved by the stockholders at the 1994 Annual Meeting.)

                                                                       EXHIBIT C

                                 HUMANA INC.

          EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN -- GROUP A
              CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER
                                   CORPORATE

I. OBJECTIVES

     The objectives of the Humana Inc. Executive Management Incentive Compensation Plan (the "Plan") are:

          A. To reward executive management for their efforts in optimizing the profitability and growth of Humana Inc. (the "Company") consistent with the Company's mission of achieving unequaled, measurable quality and productivity and with other goals of the Company, its stockholders and its employees.

          B. To provide significant opportunity for those members of executive management who have major profit responsibility within the Company.

II. ELIGIBILITY AND AWARDS

          A. Membership in this Plan will consist of the Chief Executive Officer and the Chief Operating Officer of the Company (the "Participants") plus any other executive officers as chosen by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). The Compensation Committee will notify Participants of their selection prior to the commencement of each fiscal year.

          B. Incentive compensation will be computed by measuring (i) the Company's achievement of actual consolidated net income ("Consolidated Net Income") for each fiscal year against Consolidated Net Income objectives established by the Compensation Committee for each fiscal year prior to the commencement thereof, or (ii) such other performance goals as may be established by the Compensation Committee from time to time and approved by the Company's shareholders in accordance with Internal Revenue Service regulations promulgated under Section 162(m) of the Internal Revenue Code.

          C. Incentive compensation for a fiscal year shall be based on the Participant's salary at the beginning of such fiscal year exclusive of any bonus or fringe benefits paid or accrued during such fiscal year ("Salary"). The maximum incentive compensation paid for any fiscal year to any Participant shall not exceed one hundred percent (100%) of Salary; the precise percentage earned shall be based upon a schedule of target goals as to Consolidated Net Income established pursuant to Section II(B) above. The Compensation Committee may not increase this maximum but may, in its sole discretion, decrease the amount of incentive compensation to be paid for any fiscal year to an amount less than would be payable based on the Company's actual performance for that year. Notwithstanding anything herein to the contrary, the maximum incentive compensation paid for any fiscal year to any Participant may not exceed One Million Dollars ($1,000,000).

          D. The Company's actual Consolidated Net Income for each fiscal year will be determined in accordance with generally accepted accounting principles; provided, however, that (i) the effects of accounting policy changes from the prior fiscal year and unusual non-recurring gains and losses will be excluded, and (ii) incentive compensation generated pursuant to incentive plans of the Company, including this Plan, shall be accrued and deducted as an expense for such fiscal year.

          E. Incentive compensation is earned in addition to consideration for merit and promotional increases under the Company's wage and salary program. Incentive compensation will be paid to Participants on or before March 15 following the close of the fiscal year in respect of which it was earned.

III. ADMINISTRATION OF THIS PLAN

     This Plan shall be administered by the Compensation Committee, which shall have full power and final authority to construe, interpret and administer the Plan. Following the close of a fiscal year and before any payments are made hereunder for that fiscal year, the Compensation Committee must certify in writing whether and to what extent the performance goals have been satisfied. No member of the Compensation Committee shall be personally liable for damage, in the absence of bad faith, for any act or omission with respect to service on the Committee.

IV. ELIGIBILITY DURING FISCAL YEAR

     Subject to the discretion of the Compensation Committee as set forth in
Section II(C) of this Plan, an individual who becomes a Participant in this Plan due to employment, transfer or promotion during the fiscal year will be eligible to receive partial incentive compensation based upon the Participant's Salary for the period of time eligible and the level of achievement in relation to targeted goals for the entire fiscal year. In no event, however, will partial payments be made for any period of time of less than two (2) months.

V. INELIGIBILITY DURING FISCAL YEAR

     A Participant in this Plan who becomes ineligible during the fiscal year due to transfer or change of position shall cease to be eligible for further participation in this Plan on the date of transfer or change to the ineligible position. Subject to the discretion of the Compensation Committee as set forth in Section II(C) of this Plan, if the Participant, prior to the date of transfer or change, has been a Participant in the Plan for a minimum of two (2) calendar months of the fiscal year, the Participant will be eligible to receive partial incentive compensation based upon the Participant's Salary for such period of time and the level of achievement in relation to targeted goals for the entire fiscal year.

VI. TERMINATION OF EMPLOYMENT; LEAVE OF ABSENCE

     Subject to the discretion of the Compensation Committee as set forth in
Section II(C) of this Plan, a Participant who has been employed (i) during the entire fiscal year for which incentive compensation is to be paid, but whose employment is terminated, voluntarily or involuntarily (other than for cause), or who is granted a leave of absence after the end of such fiscal year and prior to the payment date therefor will be eligible to receive his/her full incentive compensation with respect to such fiscal year as determined in accordance with the provisions of this Plan, or (ii) through the first two (2) calendar months of any fiscal year, but whose employment is terminated, voluntarily or involuntarily (other than for cause), or who is granted a leave of absence after the end of the first two (2) calendar months of any fiscal year but prior to the end of such fiscal year will be eligible to receive partial incentive compensation with respect to such fiscal year based upon the Participant's Salary for the period of time he/she was a Participant at the level of achievement in relation to targeted goals for the entire fiscal year. A Participant whose employment is terminated for cause or whose employment is terminated for any other reason prior to the end of the first two (2) calendar months of such fiscal year shall not be eligible to receive any incentive compensation under this Plan other than those amounts which have been paid to him/her prior to the date he/she is terminated.

VII. DEFERRED COMPENSATION

     A Participant in this Plan may irrevocably elect to defer receipt of any amount earned pursuant to this Plan, provided such election is made in writing. The terms of any deferred compensation arrangement must be approved in writing by the Chairman of the Compensation Committee and the Participant. Any amount deferred pursuant to this Plan will bear interest at a rate determined by the Compensation Committee.

VIII. COMPANY'S RIGHT TO TERMINATE

     The Company shall have the right to terminate this Plan, with or without notice, in whole or in part, at any time.

IX. GENERAL PROVISIONS

          A. No person has any claim or right to be included in this Plan or to be granted incentive compensation under this Plan until such individual has been declared a Participant and received an official written notice thereof in accordance with the procedures as set forth in this Plan. In addition, all of the requirements and applicable rules and regulations of this Plan must have been met including, but not limited to the availability of funds for incentive compensation awards and the determination by the Compensation Committee of the extent to which targeted goals have been met.

          B. The designation of an individual as a Participant under this Plan does not in any way alter the nature of the Participant's employment relationship.

X. SHAREHOLDER APPROVAL

     Notwithstanding anything herein to the contrary, this Plan is subject to and conditioned upon the approval of the Company's shareholders at the May 26, 1994 annual meeting of shareholders.

                                  HUMANA INC.
      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR 1994 ANNUAL MEETING OF
                                  STOCKHOLDERS

The undersigned hereby appoints David A. Jones and Wayne T. Smith, and each of them, their attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting (the "MEETING") of stockholders of Humana Inc. to be held in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky on Thursday, the 26th day of May, 1994 at 10 A.M., and at any postponements or adjournments thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth below.

The Board of Directors recommends a vote FOR the following proposals:

1. FOR / / the election of K. Frank Austen, M.D., Michael E. Gellert, John R. Hall, David A. Jones, David A. Jones, Jr., Irwin Lerner, W. Ann Reynolds, Ph.D. and Wayne T. Smith as Directors except as indicated below, or WITHHOLD AUTHORITY / / to vote for all nominees in such election. INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE .

2. Proposal to amend the Company's 1989 Stock Option Plan for Employees as more fully described in the Proxy Statement relating to the Meeting (the "PROXY STATEMENT").
            FOR  / /            AGAINST  / /            ABSTAIN  / /

3. Proposal to amend the Company's 1989 Stock Option Plan for Non-Employee Directors as more fully described in the Proxy Statement .
            FOR  / /            AGAINST  / /            ABSTAIN  / /

4. Proposal to approve the new Executive Management Incentive Compensation Plan as more fully described in the Proxy Statement.
            FOR  / /            AGAINST  / /            ABSTAIN  / /

5. In their discretion, the Proxies are authorized to vote upon such other matters as may come before the Meeting.

           THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED.               PLEASE COMPLETE, DATE, SIGN
               IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED                   AND RETURN THIS PROXY IN THE
                            IN FAVOR OF THE PROPOSALS.                                ACCOMPANYING ENVELOPE.
        The undersigned hereby revokes any proxy heretofore given to vote             Date:                          , 1994
                       or act with respect to the Meeting.                            ________________________________
                                                                                      SIGNATURE
                                                                                      ________________________________
                                                                                      SIGNATURE (if held jointly)
                                                                                      Signatures of stockholders should
                                                                                      correspond exactly with the names
                                                                                      shown on this proxy card. Attorneys,
                                                                                      trustees, executors, administrators,
                                                                                      guardians and others signing in a
                                                                                      representative capacity should
                                                                                      designate their full titles. When
                                                                                      shares are held by joint tenants,
                                                                                      both should sign. If a corporation,
                                                                                      please sign in full corporate name by
                                                                                      authorized officer. If a partner-
                                                                                      ship, please sign in partnership name
                                                                                      by authorized person.